UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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INMUNE BIO INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INMUNE BIO, INC.

1200 Prospect Street, Suite 525 La Jolla, CA 92037

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER [__], 2019

[10:00 A.M.] EASTERN TIME

TO THE STOCKHOLDERS OF INMUNE BIO, INC.:

The annual meeting of stockholders (the “Meeting”) of INmune Bio, Inc. (which we refer to as “INmune” or the “Company”) will be held at 1185 Avenue of the Americas, 37th Floor, New York, NY 10036, on September [__], 2019 at [10:00 a.m.], Eastern Time. At the Meeting, the holders of the Company’s outstanding capital stock will act on the following matters:

1.	To elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve the 2019 Equity Incentive Plan, including the reservation of two million (2,000,000) shares of common stock thereunder (the “Equity Plan Proposal”);

3.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

4.

To approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance and sale, in the Company’s sole discretion, of more than 20% of the Company’s common stock pursuant to the Company’s agreement with Lincoln Park Capital Fund LLC (“LPC”) pursuant to which LPC has agreed to purchase from the Company, from time to time, up to $20,000,000 of the Company’s common stock (the “LPC Transaction”) (the “LPC Nasdaq Proposal”);

5.	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (the “Say-on-Pay Proposal”);

6.	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to the Company’s named executive officers (the “Say-on-Frequency Proposal”); and

7.

To adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Equity Issuance Proposal or the other proposals (the “Adjournment Proposal”).

These matters are more fully described in the proxy statement accompanying this notice.

Only holders of the Company’s common stock of record at the close of business on July __, 2019, are entitled to notice of and to vote at the Meeting. A proxy statement containing important information about the meeting and the matters being voted upon appears on the following pages.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Company has enclosed a copy of the proxy statement, the proxy card and the Company's annual report to stockholders for the year ended December 31, 2018 (the "Annual Report"). The proxy statement, the proxy card and the Annual Report are also available on the Company's website at [insert URL]. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at [insert phone number].

If you have any questions or need assistance voting your shares of our common stock, please contact the Company at [insert number].

BY ORDER OF THE BOARD OF DIRECTORS

/s/
David Moss
Secretary

La Jolla, California

July __, 2019

PLEASE NOTE: The Meeting will be held to tabulate the votes cast and to report the results of voting on the items described above. No other business matters are planned for the meeting.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS

THE MEETING

Date, Time and Place
Matters to be Considered
Record Date; Shares Outstanding and Entitled to Vote
Quorum
Vote Required
Recommendations of our Board of Directors
Common Stock Ownership of Directors and Executive Officers
How to Vote Your Shares
How to Change Your Vote
Counting Your Vote

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal
Nominees for Directors
Required Stockholder Vote and Recommendation of Our Board of Directors

PROPOSAL NO. 2 — APPROVAL OF THE INMUNE BIO, INC. 2019 EQUITY INCENTIVE PLAN

Proposal
Summary of the 2019 Plan
Equity Compensation Plan Information (as of December 31, 2018)
Plan Category
Required Stockholder Vote and Recommendation of Our Board of Directors

PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal
Fees
Fees Category
Audit Committee
Required Stockholder Vote and Recommendation of Our Board of Directors

AUDIT COMMITTEE REPORT

PROPOSAL NO. 4 — PROPOSAL TO APPROVE THE ISSUANCE OF SECURITIES IN CONNECTION WITH PURCHASE AGREEMENT WITH LINCOLN PARK CAPITAL FUND LLC

Background
Proposal
Required Stockholder Vote and Recommendation of Our Board of Directors

PROPOSAL NO. 5 — ADVISORY VOTER ON EXECUTIVE COMPENSATION

Proposal
Required Stockholder Vote and Recommendation of Our Board of Directors

PROPOSAL NO. 6 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Proposal
Required Stockholder Vote and Recommendation of Our Board of Directors

PROPOAL NO. 7 — ADJOURNMENT PROPOSAL

Proposal
Required Stockholder Vote and Recommendation of Our Board of Directors

DIRECTORS, OFFICERS AND KEY EMPLOYEES

CORPORATE GOVERNANCE

Code of Ethics
Involvement in Certain Legal Proceedings
Board Committees
Audit Committee
Compensation Committee
Nominating and Corporate Governance Committee
Section 16(a) Beneficial Ownership Reporting Compliance

EXECUTIVE COMPENSATION

Summary Compensation Table
Narrative Disclosure to Summary Compensation Table
Employment Agreements
Consulting Agreement

GRANT OF PLAN-BASED AWARDS

Equity Compensation Plan Information

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

DIRECTOR COMPENSATION

TRANSACTION WITH RELATED PERSONS

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF INMUNE BIO, INC.

HOUSEHOLDING OF MATERIALS

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

OTHER MATTERS

ANNUAL REPORT

QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of the Company, may have about the Meeting, the proposals being considered at the Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:

These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Meeting. As a stockholder, you are invited to attend the Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	When and where is the Meeting?

A:	The Meeting will take place on September [__], 2019, starting at [10:00 a.m.], Eastern Time, at 1185 Avenue of the Americas, 37th Floor, New York, NY 10036.

Q:	Who is entitled to vote at the Meeting?

A:

Only stockholders who our records show owned shares of our common stock as of the close of business on July __, 2019, which is the record date for the Meeting (the “Record Date”), may vote at the Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had [__] shares of common stock outstanding.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share.

Q:	What am I being asked to vote on?

A:	You will be voting on the following seven proposals.

•	A proposal to elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

•	A proposal to approve the 2019 Equity Incentive Plan, including the reservation of two million (2,000,000) shares of common stock thereunder. We refer to this proposal as the “Equity Plan Proposal.”

•	A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019.

•

A proposal to approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance and sale, in the Company’s sole discretion, of more than 20% of the Company’s common stock pursuant to the Company’s agreement with LPC, pursuant to which LPC has agreed to purchase from us, from time to time, up to $20,000,000 of our common stock. We refer to this proposal as the “LPC Nasdaq Proposal.”

•	A proposal to approve, on a non-binding advisory basis, the compensation paid to our named executive officers. We refer to this proposal as the “Say-on-Pay Proposal.”

•

A proposal to recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers. We refer to this proposal as the “Say-on-Frequency Proposal.”

•

A proposal to adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Share Issuance Proposal or the other proposals being considered at the Meeting. We refer to this proposal as the “Adjournment Proposal.”

Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement?

A:

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees for director and “FOR” the LPC Nasdaq Proposal and each of the other proposals set forth in the Notice of Annual meeting of Stockholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	There are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Meeting.

Q:	What do I need to do now?

A:

We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:	What quorum is required for the Meeting?

A:

A quorum will exist at the Meeting if the holders of record of a majority of the issued and outstanding shares of the Company’s common stock are present in person or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists.

Q:	Who will tabulate the votes?

A:	The Company has designated a representative of Broadridge Financial Solutions as the Inspector of Election who will tabulate the votes.

Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

	Proposal	Required Vote	Page Number (for more details)

1.	Election of 6 directors.	More FOR votes than WITHELD votes†

2.	Approval of the Equity Plan Proposal	Majority of the shares present in person or by proxy

3.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019	Majority of the shares present in person or by proxy

4.	Approval of the LPC Nasdaq Proposal	Majority of the shares present In person or by proxy

5.	Approval, on a non-binding advisory basis, of the Say-on-Pay Proposal	Majority of the shares present in person or by proxy

6.	Recommendation, on a non-binding advisory basis, of the Say-on-Frequency Proposal	The option (every one year, two years or three years) receiving the most votes will be viewed as the recommendation of the stockholders

7.	Approval of the Adjournment Proposal	Majority of the shares present in person or by proxy

_______________

†	If the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy.

Q:	What are broker non-votes?

A:

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.

Q:	How do I vote my shares if I am a record holder?

A:

If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered stockholders may vote in person at the Meeting, or by sending a personal representative to the Meeting with an appropriate proxy, or by one of the following methods:

•	By Internet. [insert URL];

•	By Telephone. [insert phone number];

•	By Mail. If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided;

Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m., Eastern Time, on the day before the meeting date. For more information, please see “The Meeting—How to Vote Your Shares” below.

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:

If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting. Also, if you wish to vote in person at the Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Meeting.

Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:

For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Meeting is called a “proxy statement.” Our Board of Directors has designated [__] and [__], and each of them, with full power of substitution, as proxies for the Meeting.

Q:	If a stockholder gives a proxy, how are the shares voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:	What happens if I do not vote or return a proxy?

A:

A quorum will exist at the Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Meeting are present in person or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Meeting.

Q:	What happens if I abstain?

A:

If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:

You may change your vote at any time prior to the vote at the Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), (ii) advise our Secretary at our principal executive offices (1200 Prospect Street, Suite 525, Suite 150, La Jolla, CA 92037) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Meeting) or (iv) attend the Meeting and vote your shares in person. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	If I want to attend the Meeting, what should I do?

A:

If you wish to attend, you should come to 1185 Avenue of the Americas, 37th Floor, New York, NY 10036, at [10:00 a.m.], Eastern Time, on September [__], 2019. Stockholders of record as of the Record Date for the Meeting can vote in person at the Meeting. If your shares are held in “street name,” then you must ask your broker, bank or other nominee how you can vote at the Meeting. In order to enter the Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport. Please note that since a street name stockholder is not the holder of record, you may not vote your shares in person at the Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Even if you plan to attend the Meeting in person, we encourage you to complete, sign, date and return a proxy card or vote electronically over the Internet or via telephone to ensure that your shares will be represented at the Meeting. If you attend the Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. Please note that no management presentations or other matters are planned for the Meeting, except as described in this proxy statement.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:	What is “householding”?

A:

We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at [insert phone number], or send a written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Meeting?

A:

The Company intends to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Meeting. All reports the Company files with the SEC are publicly available when filed

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:

You may contact our transfer agent, VStock Transfer, LLC at [insert phone number] (U.S.) or [insert phone number] (outside the U.S.), or by email at [insert email], if you have lost your stock certificate. You may email Continental Stock at cstmail@continentalstock.com if you need to change your mailing address.

Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:

If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary.

THE MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board of Directors for use at the Meeting of stockholders to be held on September [__], 2019, or continuation thereof. We began distributing this Proxy Statement, Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials on or about [__], 2019.

Date, Time and Place

The Meeting of the Company’s stockholders will be held on September [__], 2019, starting at 10:00 a.m., Eastern Time, at 1185 Avenue of the Americas, 37th Floor, New York, NY 10036.

Matters to be Considered

The purpose of the Meeting is for stockholders of the Company to consider and vote on the following proposals.

Proposal No. 1 The Election of Directors	To elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal No. 2 Approval of the Equity Plan Proposal	To approve the 2019 Equity Incentive Plan, including the reservation of two million (2,000,000) shares of common stock thereunder.

Proposal No. 3 Ratification of Independent Registered Public Accounting Firm	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Proposal No. 4 Approval of the LPC Nasdaq Proposal

To approve, for purposes of complying with applicable NASDAQ listing Rules, the potential issuance and sale, in the Company’s sole discretion, of more than 20% of the Company’s common stock pursuant to the Company’s agreement with LPC, pursuant to which LPC has agreed to purchase from us, from time to time, up to $20,000,000 of our common stock.

Proposal No. 5 The Say-on-Pay Proposal	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

Proposal No. 6 The Say-on-Frequency Proposal	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers.

Record Date; Shares Outstanding and Entitled to Vote

The close of business on July [__], 2019, has been fixed as the Record Date for determining those Company stockholders entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date for the Meeting, there were [__] shares of the Company’s common stock, held by [__] holders of record. Each share of the Company’s common stock entitles its holder to one vote at the Meeting on all matters properly presented at the Meeting.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist at the Meeting if shares having a majority of the votes entitled to be cast are represented in person or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes do not count for voting purposes, but are considered “present” at the meeting for purposes of determining whether a quorum exists.

Vote Required

Approval of the Equity Plan Proposal,the LPC Nasdaq Proposal, the ratification of our independent registered public accounting firm, and the Say-on-Pay Proposal each requires the affirmative vote of a majority of the shares present in person or by proxy, provided a quorum is present. The election of each director requires more “for” votes than “withheld” votes, provided a quorum is present. However, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. In the Say-on-Frequency Proposal, the option (every one year, two years or three years) receiving the most votes will be viewed as the recommendation of the stockholders.

An abstention is effectively treated as a vote cast against the Equity Plan Proposal, the ratification of our independent registered public accounting firm, the Say-on-Pay Proposal and the Adjournment Proposal. Abstentions will have no impact on the election of directors or the Say-on-Frequency Proposal. Failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the votes for such items, although such failure may contribute to a quorum not being present at such meeting. Broker non-votes will have no effect on the outcome of the votes for all proposals except for the ratification of the appointment of our independent registered public accounting firm, for which we do not expect any broker non-votes.

Recommendations of our Board of Directors

The Board of Directors also recommends that you vote “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Common Stock Ownership of Directors and Executive Officers

As of the Record Date, our directors and executive officers held an aggregate of approximately [__]% of the shares of the Company’s common stock entitled to vote at the Meeting.

How to Vote Your Shares

Stockholders of record may submit a proxy via the Internet, by telephone or by mail, or they may vote by attending the Meeting and voting in person.

•	Submitting a Proxy via the Internet: You may vote by proxy via the Internet by following the instructions provided in the notice.

•	Submitting a Proxy by Telephone: If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	Submitting a Proxy by Mail: If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

•

Attending the Meeting: If you are a stockholder of record, you may attend the Meeting and vote in person. In order to enter the Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the stockholder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the stockholder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Meeting, you must request a legal proxy from the broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Meeting.

How to Change Your Vote

If you are the stockholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Meeting by:

•

sending a written notice of revocation or a duly executed proxy card, in either case, dated later than the prior proxy card relating to the same shares, to INmune Bio, Inc., 1200 Prospect Street, Suite 525,La Jolla, CA 92037, Attention: Secretary;

•	submitting a proxy at a later date by telephone or via the Internet, if you have previously voted by telephone or via the Internet in connection with the Meeting; or

•	attending the Meeting and voting in person.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee, you may change your vote by:

•	submitting new voting instructions to your broker, bank or other nominee in a timely manner following the voting procedures received from your broker, bank or other nominee; or

•	attending the Meeting and voting in person, if you have obtained a valid proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares.

Attendance at the Meeting will not, in and of itself, constitute revocation of a proxy. See the section entitled “—How to Vote Your Shares” above for information regarding certain voting deadlines.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Meeting as specified in such proxies. If you provide specific voting instructions, your shares of the Company’s common stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Proxies solicited may be voted only at the Meeting and any postponement of the Meeting and will not be used for any other meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

[__] directors are to be elected at the Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Raymond J. Tesi, MD	63	President and CEO, Director	September 2015
J. Kelly Ganjei	45	Director	September 2016
Tim Schroeder	60	Director	December 2016
David Szymkowski, PhD	55	Director	August 2018
Scott Juda, JD	48	Director	March 2018
Edgardo Baracchini, PhD	59	Director	July 2019

Required Stockholder Vote and Recommendation of Our Board of Directors

The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. For purposes of the Meeting, this means that the number of shares voted “for” a director must exceed the number of votes “withheld” against such director. However, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the vote on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THE NOMINEES IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2 – APPROVAL OF THE INMUNE BIO, INC. 2019 EQUITY INCENTIVE PLAN

Proposal

On July __, 2019, the Board of Directors adopted the 2019 Plan, an omnibus equity incentive plan pursuant to which the Company may grant equity-linked awards to officers, directors, consultants and others. The Board of Directors adopted the 2019 Plan as a means to offer incentives and attract, motivate and retain and reward persons eligible to participate in the 2019 Plan. Accordingly, the Board of Directors unanimously approved and adopted the 2019 Plan, including authorization of the issuance of two million (2,000,000) shares of the Company’s common stock thereunder.

Set forth below is a summary of the 2019 Plan, which is qualified in its entirety by reference to the full text of the 2019 Plan, a copy of which is included as Annex __ to this proxy statement.

Summary of the 2019 Plan

Administration. The authority to manage the operation of and administer the 2019 Plan shall be vested in a committee (the “Committee”). The Committee shall be selected by the Board of Directors, and shall consist solely of two or more members of the Board of Directors who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m). Unless otherwise determined by the Compensation Committee of the Board of Directors shall be designated as the “Committee.”

Eligibility. Awards may be granted pursuant to the 2019 Plan only to persons who are eligible persons. Under the 2019 Plan, “Eligible Persons” are all employees, non-employee directors, consultants and other key advisors who provide services to the Company (or any Subsidiary) who are eligible under the 2019 Plan.

Awards. Pursuant to the terms of the 2019 Plan, an “Award” shall include any award or benefit granted under the 2019 Plan, including but not limited to, Options, Stock Appreciation Rights (or “SARs”), Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash Based Awards, each such term defined herein. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

Options. The term “Option” means a right to purchase shares of Stock. An Option may be either an ISO or an NQSO. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine.

Restricted Stock Units. The term “Restricted Stock Unit” means a right to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

Stock Appreciation Rights. The term “Stock Appreciation Right” or “SAR” means the right to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee.

Cash-Based Awards. The term “Cash-Based Award” means a right or other interest that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. The Committee is authorized to grant Awards to Grantees in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals.

Change of Control. The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control: (a) provide for the adjustment of any Performance Goals as the Committee deems necessary or appropriate to reflect the Change of Control; (b) provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee; (c) provide that upon an involuntary termination of a Participant’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or (d) provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option and or by an SAR if it had been exercised at the time of the Change of Control.

Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between the Company and the Grantee.

The term “Change of Control” shall be deemed to occur if and when:

(i) any person, including a “person” as such term is used in Section 14(d)(2) of the Exchange Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv) a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction does not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Section 162(m) of the Internal Revenue Code. Following the enactment of the Tax Cuts and Jobs Act (the “TCJA”) in December 2017, Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year to its chief executive officer, chief financial officer, and any of its three other most highly compensated executive officers (the “covered employees”). Prior to the enactment of the TCJA, Section 162(m) disallowed a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year to its chief executive officer and any of its three other most highly compensated executive officers, other than its chief financial officer, unless such compensation qualified as “performance-based compensation” within the meaning of the Internal Revenue Code. The changes to Section 162(m) made by the TCJA are generally effective for taxable years beginning in 2018, but there is a grandfather rule for compensation paid pursuant to a written, binding contract that was in effect on November 2, 2017, which was not modified in any material respect on or after that date. Awards granted under the 2018 Plan to our covered employees, whether performance-based or otherwise, will be subject to the $1.0 million annual deduction limitation under Section 162(m). The Board of Directors or the Compensation Committee, as applicable, intends to consider the potential impact of Section 162(m) on compensation decisions, but reserves the right to grant awards under the 2019 Plan that may not be deductible because of Section 162(m), as the Board or the Committee in the exercise of its business judgment determines appropriate to meet our compensation objectives.

New Plan Benefits. SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the 2019 Plan. The aggregate benefits or amounts, including shares or options to be received by or allocated to certain executive officers, directors or other employees are not known with specificity at this time. All benefits under the 2019 Plan shall be subject to approval by the stockholders.

Eligible Persons Under the 2019 Plan. As of the Record Date, there were approximately __ employees, __ directors and __ consultants eligible for Awards under the 2019 Plan.

Equity Compensation Plan Information (as of December 31, 2018)

As of December 31, 2018, all compensation based on our equity was awarded under the INmune Bio, Inc. 2017 Stock Incentive Plan (the “2017 Plan”). The 2017 Plan provides for the grant of stock awards to employees, directors and consultants of the Company and its affiliates covering an aggregate of 1,700,000 shares of common stock, subject to adjustments in the event of certain changes to the Company’s capitalization. The awards made under the plan as of December 31, 2018, are set out below:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,632,000	$7.80	68,000
Equity compensation plans not approved by security holders
Total	1,632,000	$7.80	68,000

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of the Equity Plan Proposal requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against the Equity Plan Proposal. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the vote on the Equity Plan Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE EQUITY PLAN PROPOSAL

PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year 2019 and has further directed that the selection of Marcum LLP be submitted to a vote of the Company’s stockholders at the Meeting for ratification.

As described below, the stockholder vote is not binding on the Board of Directors. If the appointment of Marcum LLP is not ratified, the Board of Directors will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Marcum LLP is ratified, the Board of Directors may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of Marcum LLP are not expected to attend the Meeting.

Fees

The aggregate fees billed to us by our principal independent public accountant for services rendered for the years ended December 31, 2018 and 2017, are set forth in the table below:

Fee Category	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Audit fees (1)
GBH CPAs PC	$67,460	$68,345
Marcum LLP	39,297	-
Audit-related fees (2)	11,900	-
Tax fees	-	-
All other fees (4)	-	-
Total fees	$118,657	$68,345

___________

(1)

Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements. Includes professional services performed for filing of the Company’s registration statement on Form S-1 and for the Company’s equity offerings.

(2)

Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)	Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4)	All other fees consist of fees billed for all other services.

Audit Committee’s Pre-Approval Practice

On August 5, 2018, the Company accepted the resignation of GBH CPAs, PC (“GBH”) and engaged Marcum LLP as its independent registered public accountants. This change occurred in connection with GBH, the Company’s prior independent public accountanting firm, resigning as a result of GBH combining its practice with Marcum effective July 1, 2018. The engagement of Marcum has been approved by the Audit Committee of the Company's Board of Directors prior to its engagement.

Audit Committee

The Audit Committee, among other things, is responsible for:

•	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

•	reviewing the internal audit function, including its independence, plans, and budget;

•	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

•	reviewing our internal controls with the independent auditor, the internal auditor, and management;

•	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

•	overseeing our financial compliance system; and

•	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. The Audit Committee consists of Tim Schroeder, Scott Juda and Kelly Ganjei. Scott Juda is the chairman of the Audit Committee.

Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with Marcum LLP maintaining its independence.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firmrequires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 3.

AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2018, which were audited by Marcum LLP, our independent registered public accounting firm. The Board of Directors discussed with Marcum LLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2018 were compatible with maintaining Marcum LLP’s independence.

The Board of Directors has selected Marcum LLP as our independent auditor for 2019.

Respectfully submitted by the Audit Committee,

Messrs. Schroeder, Juda and Ganjei

PROPOSAL NO. 4 – PROPOSAL TO APPROVE THE ISSUANCE OF SECURITIES IN CONNECTION WITH A
PURCHASE AGREEMENT WITH LINCOLN PARK CAPITAL FUND LLC

Background

On May 15, 2019 (the “Execution Date”), we entered into a purchase agreement, dated as of the Execution Date (the “Purchase Agreement”), and a registration rights agreement, dated as of the Execution Date (the “Registration Rights Agreement”), with Lincoln Park Capital Fund, LLC (“LPC”), pursuant to which LPC has committed to purchase up to $20,000,000 worth of the Company’s common stock, $0.001 par value per share (the “Common Stock”). Under the terms and subject to the conditions of the Purchase Agreement, the Company has the right, but not the obligation, to sell to LPC, and LPC is obligated to purchase up to $20,000,000 worth of shares of Common Stock. Such sales of Common Stock by the Company, if any, will be subject to certain limitations, and may occur from time to time, at the Company’s sole discretion, over the 24-month period commencing on the date that a registration statement covering the resale of shares of Common Stock that have been and may be issued under the Purchase Agreement, which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC and a final prospectus in connection therewith is filed and the other conditions set forth in the Purchase Agreement are satisfied, all of which are outside the control of LPC (such date on which all of such conditions are satisfied, the “Commencement Date”) as set forth in the Registration Statement on Form S-__ filed by the Company on July 18, 2019 and declared effective by the Securities and Exchange Commission on [__], 2019.

The Company does not have the right to commence any sales to LPC under the Purchase Agreement until each of the conditions set forth in the Purchase Agreement, all of which are outside of LPC’s control, have been satisfied, including the Registration Statement (as defined in the Purchase Agreement) being declared effective by the SEC. Thereafter, under the Purchase Agreement, on any business day selected by the Company, the Company may direct Lincoln Park to purchase up to 20,000 shares of Common Stock on such business day (each, a “Regular Purchase”), provided, however, that the Regular Purchase may be increased to up to (i) 30,000 shares, provided that the closing sale price of the Common Stock is not below $8.00 on the purchase date (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Purchase Agreement); (ii) 40,000 shares, provided that the closing sale price of the Common Stock is not below $10.00 on the purchase date (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Purchase Agreement) and (iii) 50,000 shares, provided that the closing sale price of the Common Stock is not below $12.00 on the purchase date (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Purchase Agreement). In each case, Lincoln Park’s maximum commitment in any single Regular Purchase may not exceed $1,000,000. The purchase price per share for each Regular Purchase will be based off of prevailing market prices of the Common Stock immediately preceding the time of sale without any fixed discount, but in no event will shares be sold to Lincoln Park on a day the closing price is less than the floor price specified in the Purchase Agreement. In addition to Regular Purchases, the Company may also direct Lincoln Park to purchase other amounts as accelerated purchases or as additional accelerated purchases if the closing sale price of the Common Stock exceeds certain threshold prices as set forth in the Purchase Agreement, with the purchase price per share for accelerated purchases based off of prevailing market prices of the Common Stock on the first trading day after a Regular Purchase and for additional accelerated purchases based off of prevailing market prices of the Common Stock on the second trading day after a Regular Purchase.

Lincoln Park has no right to require the Company to sell any shares of Common Stock to Lincoln Park, but Lincoln Park is obligated to make purchases as the Company directs, subject to certain conditions. In all instances, the Company may not sell shares of its Common Stock to Lincoln Park under the Purchase Agreement if it would result in Lincoln Park beneficially owning more than 4.99% of its Common Stock. There are no upper limits on the price per share that Lincoln Park must pay for shares of Common Stock.

The Company has agreed with Lincoln Park that it will not enter into any “variable rate” transactions with any third party for a period defined in the Purchase Agreement. The Company issued to Lincoln Park 66,667 shares of Common Stock as commitment shares in consideration for entering into the Purchase Agreement on the Execution Date. Additionally, on the Execution Date, the Company issued to Lincoln Park, and Lincoln Park purchased, [__] shares of Common Stock for an aggregate consideration of $300,000.

Lincoln Park represented to the Company, among other things, that it was an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and the Company sold the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. The Company has the right to terminate the Purchase Agreement at any time, at no cost or penalty, subject to the survival of certain provisions set forth in the Purchase Agreement. During any “event of default” under the Purchase Agreement, all of which are outside of Lincoln Park’s control, Lincoln Park does not have the right to terminate the Purchase Agreement; however, the Company may not initiate any regular or other purchase of shares by Lincoln Park, until such event of default is cured. In addition, in the event of bankruptcy proceedings by or against the Company, the Purchase Agreement will automatically terminate.

Actual sales of shares of Common Stock to Lincoln Park under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations. Lincoln Park has no right to require any sales by the Company, but is obligated to make purchases from the Company as it directs in accordance with the Purchase Agreement. Lincoln Park has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s shares.

The net proceeds under the Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its stock to Lincoln Park. The Company expects that any proceeds received by the Company from such sales to Lincoln Park will be used for general corporate purposes, including advancing the Company’s drug development pipeline

Proposal

As a result of the Company’s listing on The Nasdaq Capital Market, issuances of the Company’s common stock are subject to the Nasdaq Marketplace Rules, including Rule 5635(d), which requires the Company to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of shares of our common stock (or securities convertible into or exercisable for shares of the Company’s common stock) at a price less than the greater of book or market value if such issuance would represent 20% or more of our common stock or voting power of the Corporation outstanding before the issuance (the “Nasdaq 20% Rule”). In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Purchase Agreement, the Company is seeking stockholder approval to permit issuance of more than 20% of the Company’s common stock.

Because the total number of shares issued by the Company to date in connection with the Purchase Agreement has not exceeded 19.99%, the Company is not required to seek stockholder approval for those sales. However, future use of the Purchase Agreement may result in the issuance by the Company of more than 19.99% of our outstanding common stock, which requires stockholder approval under the Nasdaq 20% Rule. Accordingly, the Company is seeking approval from our stockholders of the proposed issuances of shares under the Purchase Agreement.

If the stockholders do not approve this LPC Nasdaq Proposal, the Company will be unable to issue more than 19.99% of our standing common stock to LPC.

If the stockholders approve this LPC Nasdaq Proposal, [__] shares of common stock would be available for issuance under the Purchase Agreement. The issuance of the shares of common stock under the Purchase Agreement may result in significant dilution to our stockholders, and could substantially reduce our stockholders’ percentage interest in the voting power of the Company.

Required Stockholder Vote and Recommendation of Our Board of Directors

The LPC Nasdaq Proposal requires the affirmative vote of a majority of the shares of our common stock present and in person or by proxy at the Meeting and entitled to vote thereon as of the Record Date, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 4.

PROPOSAL NO. 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal

The SEC has adopted final rules requiring most public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. At the 2012 annual meeting of stockholders, the stockholders voted to hold such advisory vote every three years, starting in 2012. The Company is therefore now presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the Company’s equity compensation program for the named executive officers listed under “Executive Compensation” in this proxy statement by voting for or against the following resolution.

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby approved.”

Pursuant to Rule 14a-21 of the Exchange Act, this vote will not be binding on the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Board of Directors, creating or implying any change to the fiduciary duties of the Board of Directors or any additional fiduciary duty by the Board of Directors or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

Required Stockholder Vote and Recommendation of Our Board of Directors

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the shares present in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE RESOLUTION IN THE SAY-ON-PAY PROPOSAL

PROPOSAL NO. 6 — ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Proposal

The SEC has also adopted final rules requiring most public companies to hold an advisory (non-binding) vote on the frequency of holding say-on-pay votes. Accordingly, as required by the SEC's rules, the Company is including this proposal to give its stockholders the opportunity to inform it as to how often they wish the Company to include a say-on-pay proposal, similar to Proposal No. 5, in our proxy statements.

The Company is presenting this proposal, which gives you, as a stockholder, the opportunity to inform the Company as to whether you wish it to hold an advisory (non-binding) vote on executive compensation once every one year, two years, or three years, or you may abstain from voting on the proposal.

The Board of Directors recommends that you vote for every three (3) years as the desired frequency for the Company to hold a non-binding, advisory vote of the stockholders on executive compensation. The Company believes this frequency is appropriate for the reasons set forth below:

•

The Company’s equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to the Company’s long-term performance. The Company strives to ensure management's interests are aligned with stockholders' interests to support long-term value creation through its equity compensation program. To that end, the Company grants equity awards to vest over multi-year periods of service to encourage its named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

•

A vote every three years will provide the Board of Directors and the Compensation Committee with the time to thoroughly respond to stockholders' sentiments and implement any necessary changes. The Board of Directors and the compensation committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important in motivating and retaining the Company’s named executive officers. The Board of Directors therefore believes that a vote every three years is an appropriate frequency to provide the Board of Directors and the compensation committee sufficient time to thoughtfully consider stockholder's input and to implement any changes to the equity compensation program, in light of the timing that would be required to implement any decisions related to such changes.

•

The Company will be open to input from our stockholders regarding the executive compensation program during the period between stockholder votes. The Company is open to input from stockholders regarding board and governance matters, as well as the equity compensation program. The Company believes that the stockholders' ability to contact itand the Board of Directors at any time to express specific views on executive compensation, hold it accountable to stockholders and reduce the need for and value of more frequent advisory votes on executive compensation.

Required Stockholder Vote and Recommendation of Our Board of Directors

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the option recommended (on a non-binding advisory basis) by the stockholders under this proposal. An abstention will have no impact on the vote on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE “3 YEARS” SELECTION IN THE SAY-ON-FREQUENCY PROPOSAL.

PROPOSAL NO. 7 – ADJOURNMENT PROPOSAL

Proposal

The Company is asking you to approve a proposal to adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Share Issuance Proposal or the other proposals being considered at the Meeting.

If the Company’s stockholders approve the Adjournment Proposal, it could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Share Issuance Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of the Share Issuance Proposal or any of the other proposals such that the Share Issuance Proposal or such other proposal would be defeated, we could adjourn the Meeting without a vote on the Share Issuance Proposal or such other proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Share Issuance Proposal or such other proposal.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against the Adjournment Proposal. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE ADJOURNMENT PROPOSAL.

DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of December 31, 2018, together with an overview of their professional experience and expertise.

Name	Age	Position(s) Held	Director Since

Raymond J. Tesi, MD	63	President and CEO, and Director	2015
David J. Moss	49	Chief Financial Officer, Treasurer and Secretary	N/A
Mark Lowdell, PhD	56	Chief Scientific Officer	N/A
J. Kelly Ganjei	45	Director	2016
Tim Schroeder	60	Director	2016
David Szymkowski, PhD	44	Director	2018
Scott Juda, JD	48	Director	2018
Edgardo Baracchini, PhD	59	Director	2019

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected. Officers are elected annually and serve at the discretion of the Board of Directors.

Raymond J. Tesi, M.D. has been the Company’s President, Chief Executive Officer and a member of the board of directors of the Company since the formation of the Company in September 2015. From November 2011 until May 2015, Dr. Tesi was CEO, President and Acting Chief Medical Officer of FPRT Bio Inc., a development stage biotech formed to develop XPro1595 for the treatment of neurodegenerative disease and other inflammatory diseases. From November 2010 to October 2011, Dr. Tesi was Chief Medical Officer of Adienne SRL, an emerging biotech in Bergamo, Italy focused on products to treat patients with hematologic malignancy. From June 2007 to September 2010, Dr. Tesi was founder, CEO and President of Coronado Biosciences. Dr. Tesi received his MD degree from Washington University School of Medicine in 1982. Dr. Tesi has been a licensed physician since 1982 and Fellow of the American College of Surgery since 1991. Dr. Tesi’s significant experience with our licensed technology and his experience as a transplant surgeon, entrepreneur, investor and director of start-up biopharmaceutical companies were instrumental in his selection as a member of the board of directors.

David J. Moss, M.B.A. has been the Chief Financial Officer since the Company’s formation in September 2015. From September 15, 2015 until April 2018, Mr. Moss was also a member of the Company’sboard of directors. Mr. Moss is a director of CareSpan International, Inc. and served as a director of Pegasi Energy Resources Corporation from May 2007 to January 2014 and was a founding investor in Reliant Service Group LLC which recently sold in 2015 to a leading private equity firm. From 1996 until 2001 he served as Managing Partner at a Seattle based venture capital firm, The Phoenix Partners. From November 2010 until October 2011, Mr. Moss was the Chief Executive Officer, sole director and a majority shareholder of Tamandare Explorations Inc. a private specialty pharmaceutical company. In October 2011 Tamandare Explorations engaged in a merger transaction pursuant to with Tonix Pharmaceuticals Holding Corp., which at the time had its common stock listed on the OTC Bulletin Board and is currently listed on Nasdaq Capital Market. In connection with the merger transaction Mr. Moss resigned as Tamandare Explorations Chief Executive Officer and a member of its board of directors. From 2001 until the formation of INmune Bio in 2015, Mr. Moss has invested in healthcare technology companies. Mr. Moss holds an MBA from Rice University and a BA in Economics from the University of California, San Diego.

Mark Lowdell, Ph.D. was a member of the board of directors of the Company from its formation in September 2015 until July 2018 and has been the Company’s Chief Scientific Officer since October 2015. Prof. Lowdell is Professor of Cell and Tissue Therapy at University College London where he has led a translational immunotherapy group since 1994. Since February 2009, Prof. Lowdell has also been Director of Cellular Therapy at the Royal Free London NHS Foundation Trust. He received his PhD in clinical immunology from London Hospital Medical College, University of London in 1992 and is a qualified immunopathologist. Prof. Lowdell’s education and significant academic and clinical experience with cellular therapies were instrumental in his selection as Chief Scientific Officer.

Timothy Schroeder has been one of the Company’s directors since December 2016. Timothy Schroeder, CEO and Founder of CTI Clinical Trial & Consulting Services (“CTI”), has over 35 years of clinical, academic, and industry experience in global drug and device development programs. CTI, founded in 1999, is a multi-national research firm with associates in North America, Europe, Latin America and Asia-Pacific. The firm has supported more than 100 drug and device approvals, and currently works on behalf of approximately 120 global pharmaceutical and biotechnology companies. Prior to founding CTI, Mr. Schroeder held numerous faculty positions with the University of Cincinnati College of Medicine. He was also the founding Executive Vice President of Clinical Development at SangStat Medical Corporation, which went public in 1995. Mr. Schroeder is currently a board member for over a dozen corporate and non-profit organizations, including Xavier University, which he attended. Mr. Schroeder was named as an EY Entrepreneur of the Year in 2015 and was recognized as Top Leader by the Enquirer Media in 2016. Mr. Schroder has significant clinical trial and drug development experience which is why he was selected as a member of the board of directors.

David Szymkowski, Ph.D has been one of the Company’s directors since August 2018. Dr. Szymkowski has been the vice president of Cellular biology at Xencor, Inc. since 2016. Xencor whose common stock is listed on NASDAQ is a clinical-stage biopharmaceutical company developing engineered monoclonal antibodies for treatment of autoimmune diseases, asthma and allergic diseases and cancer. David E. Szymkowski leads the immunology group as Vice President of Cell Biology at Xencor Inc. where he is focused on translational development of Fc-engineered and bispecific antibodies for the treatment of autoimmune diseases, allergic diseases, and cancer. Prior to joining Xencor in 2002, Dr. Szymkowski was a principal scientist in the respiratory group at Roche Bioscience in Palo Alto, CA. Previously, he was a virology program leader at Roche Pharmaceuticals in the U.K. With 25 years of big pharma and biotech R&D experience at Roche and at Xencor, Dr. Szymkowski has been instrumental in 10 IND submissions, coauthored over forty papers and reviews, is an inventor on over a dozen patents, and speaks frequently on the development of antibody therapeutics and other biologics. Dr. Szymkowski has contributed to the advancement of numerous antibody drugs into clinical trials for lupus, asthma, allergy, and hematological and solid tumors. He received his B.A. at Johns Hopkins University and his Ph.D. in molecular and cell biology from Penn State, and completed a postdoc at the Imperial Cancer Research Fund (U.K.). Dr. Szymkowski serves on the board as the Xencor representative pursuant to a voting agreement with other shareholders of the Company, and has significant experience in pharmaceutical business development.

J. Kelly Ganjei, has been one of the Company’s directors since September 2016. Mr. Ganjei joined Cognate BioServices, Inc. in 2011 as the Chief Executive Officer. Mr. Ganjei has over 20 years of experience within the life science, venture capital and IT sectors and has lead companies through various stages of development, ranging from the virtual start-up, to the mid-cap restart, through the exponential growth phase, and into a public exit. Prior to joining Cognate, Mr. Ganjei was the principal at an SBA venture capital firm where he was brought on to support deal flow into and out of the fund, with a specific focus on regenerative medicine, immunotherapy and cell therapy investment opportunities. While in this role, he helped the venture capital firm exit the SBA program and was the key driver of several other strategic deals for various portfolio companies. Previously, Mr. Ganjei was the CEO and Co-founder of Remegenix, Inc. Prior to Remegenix, Inc., was a Vice President of Business Development at TissueGene, Inc., Mr. Ganjei helped close several tranches of TissueGene’s Series A and B funding and was responsible for developing the global informatics infrastructure for the company and its affiliates. Prior to TissueGene, Inc., Mr. Ganjei served as a Product Marketing Manager for LabVantage where he was the key technical sales and marketing lead for LabVantage’s life science software product offering globally and was responsible for the design of all life science product initiatives. Mr. Ganjei has published numerous scientific, peer-reviewed papers in a number of journals and has been an invited guest speaker and presenter at various business forums. Mr. Ganjei received his B.S. in Microbiology from the University of Maryland College Park in 1995 and began his career at NIH in May of the same year. Mr. Ganjei has significant biotechnology start-up experience along with drug manufacturing knowledge which is why he was selected as a member of the board.

Scott Juda, has been one of the Company’s directors since March 2018. He is the Manager and Co-Founder of Fossick Capital, a technology focused hedge fund. From 2012 to 2016, Scott was the Chief Executive Officer and Co-Founder of The Juda Group, Inc., a division of CCM, an institutional capital markets focused broker-dealer. Scott was at SMH Capital from 2002 until 2011, serving as a Managing Director in the Investment Banking Group as well Chief Operating Officer of The Juda Group subsidiary. From 2000 to 2002, Mr. Juda was an institutional sales-trader for Sutro & Co. From 1997 to 2000, Scott practiced corporate and securities law at Buchalter Nemer LLP. Mr. Juda received his bachelor’s degree from the University of Southern California and his juris doctor from the University of Pepperdine School of Law. Mr. Juda is a member of the State Bar of California.

Edgardo (Ed) Baracchini, has been one of the Company’s directors since July 2019. He is also current a member of the board of directors of 4D Pharma PLC. Prior to providing biotech consulting services since September 2018, Ed was chief business officer of Xencor, Inc., biopharmaceutical company focused on autominnue diseases, asthma and cancer, from 2010 to 2018. From 2002 to 2009, Ed was associated with Metabasis Therapeutics, initially as vice president of business development, and later as SVP of business development. Ed holds over 25 years of experience in structuring and negotiating research and development partnerships, mergers and acquisitions, and licensing agreements. He has personally, negotiated more than 80 business transactions with multinational and Asian pharmaceutical firms, biotechnology companies, and prominent universities, leading to transactions valued in excess of $5.3 billion. Significant experience in alliance management, strategic planning, and IR/PR. Additionally, have been a key member of executive teams that have raised over $850 million in private and public financing, and that have successfully completed two IPOs. Ed received his MBA from the University of California, Irvine, his PhD in molecular and cell biology from the University of Texas at Dallas, and his B.S. in microbiology from the University of Notre Dame.

CORPORATE GOVERNANCE

The Company is committed to maintaining strong corporate governance practices that benefit the long-term interests of our Shareholders by providing for effective oversight and management of the Company. The Company’s governance policies, including its Corporate Communications Policy, Insider Trading Policy, Code of Conduct, and Committee Charters can be found on the Company’s website at http://www.inmunebio.com/.

The Nominating and Corporate Governance Committee regularly reviews the Company’s corporate governance policies, Code of Conduct, and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

The Board has granted Mark Lowdell and David Moss rights to observe board meetings as long as they each own at least 750,000 shares of the Company’s common stock. Linda F. Powers, the holder of 1,130,000 shares of the Company’s common stock, has also been granted the right to observe board meetings so long as she holds at least 750,000 shares of the Company’s common stock.

Code of Ethics

The Company has recently adopted a Code of Ethics that applies to its principal executive officers and principal financial officer, principal accounting officer or controller, or persons performing similar functions and also to other employees. The Company’s Code of Ethics can be found on our website at www.inmunebio.com.

Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s Directors and Executive Officers have not been involved in any of the following events during the past ten years:

1.

any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.

being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

The Company’s Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.inmunebio.com.

Audit Committee

The Audit Committee, among other things, is responsible for:

•	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

•	reviewing the internal audit function, including its independence, plans, and budget;

•	approving, in advance, audit and any permissible non-audit services performed by the Company’s independent auditor;

•	reviewing the Company’s internal controls with the independent auditor, the internal auditor, and management;

•	reviewing the adequacy of the Company’s accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

•	overseeing the Company’s financial compliance system; and

•	overseeing the Company’s major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of its internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. The Audit Committee consists of Tim Schroeder, Scott Juda and Kelly Ganjei. Scott Juda is the chairman of the Audit Committee.The Audit Committee met [ ] times during 2018 and acted by unanimous written consent [ ] times in 2018. Each of the then-current members was present at all of the Audit Committee meetings held during 2018.

Compensation Committee

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of shareholders. The duties and responsibilities of the Compensation Committee under its charter include:

•	Annually reviewing and setting compensation of executive officers;

•	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors;

•

Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation;

•	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•	Approving and overseeing incentive compensation and equity-based plans for executive officers that are subject to Board approval;

•	Making recommendations to the Board as to the Company’s compensation philosophy and overseeing the development and implementation of compensation programs;

•	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors; and

•

Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of the Company’s other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Compensation Committee consists of Scott Juda, Tim Schroeder and Kelly Ganjei. Tim Schroeder is the chairman of the Compensation Committee. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the NASDAQ Stock Market. The Compensation Committee met [ ] times during 2018 and acted by unanimous written consent [ ] times in 2018. Each of the then-current members was present at all of the Compensation Committee meetings held during 2018.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

•	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;

•	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;

•	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;

•	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;

•	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Policies and Committee Charters;

•	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;

•	overseeing the Company’s compliance program, including the Code of Conduct; and

•

overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Tim Schroeder, Scott Juda and Kelly Ganjei. Kelly Ganjei is the chairman of the Nominating and Corporate Governance Committee. The Nominating and Governance Committee met [ ] times during 2018 and acted by unanimous written consent [ ] times in 2018. Each of the then-current members was present at all of the Nominating and Governance committee meetings held during 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the issued and outstanding shares of the Company’s common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. During the year ended December 31, 2018, the Company’s securities were not registered to file reports under Section 13 or 15(d) of Securities Exchange Act of 1934 and as such the Company’s officers, directors and greater than 10% beneficial owners were not required to file reports under Section 16(a).

EXECUTIVE COMPENSATION

The following table sets forth the compensation for the Company’s fiscal years ended December 31, 2018 and 2017 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and the Company’s other most highly compensated executive officers as of December 31, 2018. In this Annual Report, we refer to such officers as the Company’s “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Raymond J. Tesi	2018	$120,000	0	0	$2,557,847	0	0	0	$2,677,847
CEO/President	2017	0	0	0	0	0	0	0	0

David J. Moss	2018	$120,000	0	0	$2,557,847	0	0	0	$2,677,847
CFO	2017	0	0	0	0	0	0	0	0

Mark Lowdell	2018	0	0	0	$2,557,847	0	0	$72,000	$2,629,847
CSO	2017	0	0	0	0	0	0	0	0

Narrative Disclosure to Summary Compensation Table

Employment Agreements

The Company and David Moss have entered into an employment agreement, dated January 1, 2018, pursuant to which Mr. Moss is serving as our Chief Financial Officer. Pursuant to the employment agreement, Mr. Moss is paid a salary of $120,000 per annum provided that if the Company raises gross proceeds of at least $5,000,000 from an offering then his salary shall increase to $250,000 per annum and if the Company receives gross proceeds of at least $12,000,000 then Mr. Moss’ salary will increase to $350,000. Pursuant to the employment agreement if Mr. Moss is terminated without cause, or if he terminates his employment for good reason, (as those terms are defined in the employment agreement) the Company will be required to pay him a lump sum payment equal to one times the period of time Mr. Moss worked for the Company without compensation. This period began on September 1, 2015 and runs until the first compensation received under an employment agreement with the Company after completion of the public offering. In accordance with his employment agreement. Mr. Moss has been issued options to purchase 400,000 shares of our common stock at an exercise price of $7.80 per share, of which options to 133,333 shares of Common Stock shall vested immediately and the option to purchase the remaining 266,667 shares shall vest at the rate of 11,111 share per month over twenty-four months, subject to the conditions set forth in the option agreement.

The options were granted from the Company’s 2017 Stock Incentive Plan.

The Company and Raymond Tesi, MD, have entered into an employment agreement, dated January 1, 2018, pursuant to which Dr. Tesi is serving as the Company’s Chief Executive Officer and President. Pursuant to the employment agreement, Dr. Tesi is paid a salary of $120,000 per annum provided that the Company raises gross proceeds of at least $5,000,000 from an offering then his salary shall increase to $250,000 per annum and if the Company receives gross proceeds of at least $12,000,000 then Dr. Tesi’s salary will increase to $350,000. Pursuant to the employment agreement if Dr. Tesi is terminated without cause, or if he terminates his employment for good reason, (as those terms are defined in the employment agreement) the Company will be required to pay him a lump sum payment equal to one times the period of time Dr. Tesi worked for the Company without compensation. This period began on September 1, 2015 and runs until the first compensation received under an employment agreement with the Company after completion of the public offering. Dr. Tesi has been issued options to purchase 400,000 shares of our common stock at an exercise price of $7.80 per share 133,333 shares of Common Stock shall vested immediately and the option to purchase the remaining 266,667 shares shall vest at the rate of 11,111 share per month over twenty-four months, subject to the conditions set forth in the option agreement.

The options were granted from our 2017 Stock Incentive Plan 133,333 shares of Common Stock shall vested immediately and the option to purchase the remaining 266,667 shares shall vest at the rate of 11,111 shares per month over twenty-four months, subject to the conditions set forth in the option agreement. The options were granted from the Company’s 2017 Stock Incentive Plan.

Consulting Agreement

The Company and Mark Lowdell, PhD, have entered into a consulting agreement, dated January 1, 2018, pursuant to which Dr. Lowdell is serving as our Chief Scientific Officer. Pursuant to the consulting agreement, Dr. Lowdell is paid fees of $72,000 per annum. Dr. Lowdell has been issued options to purchase 400,000 shares of the Company’s common stock at an exercise price of $7.80 per share which vest over twenty-four months, subject to the conditions set forth in the option agreement. The options were granted from the Company’s 2017 Stock Incentive Plan. The Consulting Agreement was amended in July 2018 to remove the reference that Dr. Lowdell would serve as the Chair of the Company’s Scientific Advisory Board as the Company does not have a Scientific Advisory Board.

GRANT OF PLAN-BASED AWARDS

Equity Compensation Plan Information

On November 15, 2017, the Board approved the INmune Bio, Inc. 2017 Stock Incentive Plan (the “2017 Plan”). The purpose of the 2017 Plan is to promote the interests of the Company and its stockholders by providing (i) officers and employees, (ii) advisors, and (iii) non-employee directors with appropriate incentives and rewards.

The 2017 Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. The 2017 Plan also provides for the granting of performance stock awards so that the Board may use performance criteria in establishing specific targets to be attained as a condition to the grant or vesting of awards under the 2017 Plan.

The 2017 Plan provides for the grant of stock awards to employees, directors and consultants of the Company and its affiliates covering an aggregate of 1,700,000 shares of common stock, subject to adjustments in the event of certain changes to the Company’s capitalization.

The common stock subject to the 2017 Plan may be unissued shares or reacquired shares, including shares purchased on the open market. If a stock award granted under the 2017 Plan is forfeited, expires or is canceled or settled without issuance of common stock it shall not count against the maximum number of shares that may be issued under the 2017 Plan.

The Board has broad discretion in making grants under the 2017 Plan and may make grants subject to such terms and conditions as determined by the Board or a duly appointed committee thereof. Grants under the 2017 Plan will be subject to the terms and conditions set forth in the document making the award, including, without limitation any applicable purchase price and provisions pursuant to which the grant may be forfeited.

The Board may terminate or amend the 2017 Plan at any time, except for certain actions that may not be taken without stockholder approval. The 2017 Plan is scheduled to terminate on November 15, 2027.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2018 for each of the Company’s named executive officers.

 Outstanding Equity Awards at Fiscal Year End

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Raymond J. Tesi	266,667	133,333	0	$7.80	1/1/28	0	0	0	0

David Moss	266,667	133,333	0	$7.80	1/1/28	0	0	0	0

Mark Lowdell	200,000	200,000	0	$7.80	1/1/28	0	0	0	0

DIRECTOR COMPENSATION

The following table shows the compensation earned by persons who served on our Board of Directors during the fiscal year ended December 31, 2018, who are not one of the Company’s Named Executive Officers.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Tim Schroeder	0	0	685,973	0	0	0	685,973

J. Kelly Ganjei	0	0	685,973	0	0	0	685,973

Edgardo Baracchini	0	0	685,973	0	0	0	685,973

Scott Juda	0	0	685,973	0	0	0	685,973

During 2018, Mr. Juda has been granted options to purchase 108,000 shares of the Company’s common stock at an exercise price of $7.80 per share, of which 3,000 options a month vest until the 108,000 options have vested subject to the conditions set forth in the option agreement between the Company and Mr. Juda. The options were granted from our 2017 Stock Incentive Plan.

During 2018, Mr. Schroeder has been granted options to purchase 108,000 shares of the Company’s common stock at an exercise price of $7.80 per share, of which 3,000 options a month vest until the 108,000 options have vested subject to the conditions set forth in the option agreement between the Company and Mr. Schroeder. The Options were granted from the Company’s 2017 Stock Incentive Plan.

During 2018, Mr. Ganjei has been granted options to purchase 108,000 shares of the Company’s common stock at an exercise price of $7.80 per share, of which 3,000 options a month vest until the 108,000 options have vested subject to the conditions set forth in the option agreement between the Company and Mr. Ganjei. The Options were granted from the Company’s 2017 Stock Incentive Plan.

During 2018, Dr. Baracchini has been granted options to purchase 108,000 shares of the Company’s common stock at an exercise price of $7.80 per share, of which 3,000 options a month vest until the 108,000 options have vested subject to the conditions set forth in the option agreement between the Company and Mr. Baracchini. The Options were granted from the Company’s 2017 Stock Incentive Plan. Dr. Baracchini resigned from the Company board in August 2018, and was appointed as a director of the Company again in July 2019.

Our Board of Directors has adopted a non-employee director compensation policy pursuant to which we compensate our non-employee directors with a combination of cash and equity. Our non-employee director compensation policy provides for an initial grant, at the time he or she joins the board of directors, of a stock option grant to purchase 100,000 shares of the Company’s common stock. [One-third of the shares subject to the initial grant vest on the first anniversary of the grant date and the remainder shall vest in eight equal quarterly installments thereafter, such that the initial grant is fully vested on the third anniversary of the date of grant, subject to the director’s continuous service on each applicable vesting date.] In addition to the initial option grant, each member of the Board of Directors shall receive: (i) a cash payment for attendance at each convened meeting of the Board of Directors equal to (a) $3,000 if the meeting occurs in-person, or $1,500 if the meeting occurs via teleconference, plus (b) an additional cash payment equal to $500 for each committee any member of the Board of Directors is a member of, if the meeting occurs in person, or $250 for each committee any member of the Board of Directors is a member of, if the meeting occurs via teleconference and (ii) reimbursement for all out-of-pocket expenses related to attendance at any meeting of the Company’s Board of Directors.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of the transactions and series of similar transactions, since January 1, 2018, that the Company was a participant or will be a participant, in which:

●

transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●

any of the Company’s directors, executive officers, holders of more than 5% of our capital stock (which are referred to as “5% stockholders”) or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers.

License Agreement with Immune Ventures, LLC

On October 29, 2015, the Company entered into an exclusive license agreement with Immune Ventures, LLC, owner of all of the rights related to the Company’s principal patent (the “License Agreement”). Pursuant to the License Agreement, the Company was granted exclusive worldwide rights to the patents, including rights to incorporate any improvements or additions to the patents that may be developed in the future. In consideration for the patent rights, the Company agreed to the following milestone payments (of which none have been met as of December 31, 2018):

Each Phase I initiation	$25,000
Each Phase II initiation	$250,000
Each Phase III initiation	$350,000
Each NDA/EMA filing	$1,000,000
Each NDA/EMA awarded	$9,000,000

In addition, the Company agreed to pay the licensor a royalty of 1% of net sales during the life of each patent granted to the Company derived from the license. Immune Ventures, LLC is owned by Raymond J Tesi, our President and a member of the Company’s Board of Directors, David Moss, our Chief Financial Officer, Treasurer and Secretory, and Mark Lowdell our Chief Scientific Officer.

License Agreement with Xencor, Inc.

On October 3, 2017, the Company entered into a license agreement with Xencor, Inc., which has discovered and developed a proprietary biological molecule that inhibits soluble tumor necrosis factor.

Pursuant to the license agreement, Xencor granted the Company an exclusive worldwide, royalty-bearing license in licensed patent rights, licensed know-how and licensed materials (as defined in the license agreement) to make, develop, use, sell and import any pharmaceutical product that comprises, contains, or incorporates Xencor’s proprietary protein known as “XPRO1595” that inhibits soluble tumor necrosis factor (or all modifications, formulations and variants of the licensed protein that specifically bind soluble tumor necrosis factor) alone or in combination with one or more active ingredients, in any dosage or formulation. In connection with the license agreement, the Company paid Xencor a one-time non-creditable and non-refundable fee of $100,000 and agreed to issue Xencor 1,585,000 shares of the Company’s common stock equal to 19% of our fully-diluted shares at that time. The Company also issued warrants to Xencor which are discussed below.

The Company also agreed to pay Xencor a royalty of 5% of all Licensed Products in a given calendar year, which are payable on a country-by-country and Licensed Product by Licensed Product basis until the date that is the later of (a) the expiration of the last to expire valid claim covering any pharmaceutical product that contains, comprises, or incorporates Xencor’s proprietary protein known as XPRO1595 alone or in combination with one or more active ingredients, in any dosage or formulation (“Licensed Product”) in such country or (b) ten years following the first sale to a third party of the Licensed Product in such country.

Under the license agreement, the Company also agreed to pay Xencor a percentage of any sublicensing revenue that it receives equal to (i) 60% of sublicensing revenue received in respect of any sublicense granted prior to initiation of a Phase 1 clinical trial of a Licensed Product in the applications for the treatment of disease in humans (the “Field”); (ii) 30% of sublicensing revenue received in respect of any sublicense granted on or after initiation of a Phase 1 clinical trial of a Licensed Product in the Field and prior to initiation of a Phase 2 clinical trial of a Licensed Product in the Field; (iii) 15% of sublicensing revenue received in respect of any sublicense granted on or after initiation of a Phase 2 clinical trial of a Licensed Product in the Field and prior to initiation of a Phase 3 clinical trial of a Licensed Product in the Field; (iv) 10% of sublicensing revenue received in respect of any sublicense granted on or after initiation of a Phase 3 clinical trial of a Licensed Product in the Field and prior filing of the first NDA application for any Licensed Product in the Field; and (v) 5% of sublicensing revenue received in respect of any sublicense granted on or after the approval of the first NDA application for any Licensed Product in the Field. Initiation of a clinical trial means dosing of a first patient in said clinical trial.

A valid claim is an issued, unexpired or pending claim with the patent rights that Xencor controls as of October 3, 2017 which patent rights are necessary to make, develop, use, sell, have sold, offer for sale and import a Licensed Product in the Field or the Product Patent Rights, which claim has not lapsed, been abandoned, been revoked or been held to be unpatentable, invalid or unenforceable by a final judgment of a court or other governmental agency or competent jurisdiction from which no appeal can be or is taken within the time allowed for appeal and which has not been admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise. Product Patent Rights shall mean any and all the Company’s patent rights that are necessary to make, develop, use, sell, have sold, offer for sale and import a Licensed Product in the Field, including any improvements or patent rights directed to the Licensed Product. Either party may terminate the license agreement upon 60 days’ (10 days for any payment default) prior written notice to the other party after the breach of any material provision of the agreement by the other party if the breaching party has not cured the breach within the 60-day period (10-day period for any payment default) following written notice of termination by the non-breaching party. The Company can terminate the agreement upon 180 days’ prior written notice to Xencor. Xencor may terminate the agreement in its entirety or with respect to any specific Licensed Product upon written notice in the event that the Company contest, oppose or challenge or assist any party in contesting, opposing or challenging, Xencor’s ownership of, or the enforceability or validity of the patent rights that Xencor controls as of October 3, 2017 which Patent Rights are necessary to make develop, use, sell, have sold, offered for sale and import a Licensed Product in the Field. Either party may terminate the Agreement upon written notice to the other party upon or after the insolvency, bankruptcy, dissolution or winding up of such other party or the making or seeking to make or arrange an assignment for the benefit of creditors of such other party or the initiation of proceedings in voluntary or involuntary bankruptcy which proceeding or action remains undismissed or unstayed for a period of more than 60 days.

In connection with the License Agreement, the Company entered into a stock issuance agreement with Xencor pursuant to which the Company agreed to issue Xencor 1,585,000 shares of its common stock, and an option to purchase up to an additional number of shares of common stock that shall equal 10% of the fully diluted company shares. The fully diluted company shares includes the aggregate number of (a) shares of common stock outstanding, plus (b) the number of shares of common stock issuable upon the conversion of all shares of outstanding preferred stock and convertible debt of the Company plus (c) the number of shares of Common Stock issuable upon conversion or exercise, as the case may be, of all issued and outstanding securities of the Company convertible into, exercisable for, or exchangeable for, directly or indirectly, shares of Common Stock outstanding at such time, including but not limited to, issued and outstanding options and warrants to purchase Common Stock and disregarding any vesting restrictions or similar provisions. The aggregate purchase price for the full exercise of the option is $10,000,000 which purchase price shall be pro-rated for any partial exercise of the Option. In August 2018, we entered into a First Amendment to Stock Issuance Agreement. Pursuant to the amendment, the purchase price for the additional shares may only be paid by cash.

In connection with the stock issuance agreement, the Company, Xencor and more than 90% of shareholders as of September 30, 2017 (“Key Holders”) entered into a voting agreement. Pursuant to the voting agreement, Xencor and the Key Holders agreed to vote their respective shares to vote one individual designated by the holder of a majority of Xencor’s shares of the Company’s common stock to the Company’s board of directors. The voting agreement shall continue in full force and effect through the earliest of the following dates, on which date it shall terminate in its entirety: (a) the date that the company has of a qualified offering, as defined in the issuance agreement; (b) ten (10) years from the date of this Agreement; (c) the date that we have received gross cash proceeds of not less than $40,000,000 and the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934 or the sale of all or substantially all the Company’s business to which the License Agreement relates whether by merger, sale of stock, sale of assets or otherwise; or (d) the date as of which the parties hereto terminate the voting agreement by written consent of the Company and Xencor.

CTI Clinical Trial & Consulting Services (“CTI”)

CTI Clinical Trial & Consulting Services (“CTI”) performs medical research on behalf of the Company and is majority-owned by a member of the Company’s Board of Directors. In addition, during May 2019, the Company entered into a sublease agreement with CTI to sublease office space for the Company in La Jolla, CA, which the Company began occupying in July 2019.

During the year ending December 31, 2018, the Company paid CTI approximately $448,000 for medical research performed on behalf of the Company. At December 31, 2018, the Company owed CTI approximately $262,000. During the three months ended March 31, 2019, the Company paid CTI approximately $698,000 for medical research performed on behalf of the Company. At March 31, 2019, the Company owed CTI approximately $92,000.

UCL Consultants Limited

UCL Consultants Limited performs medical research on behalf of the Company. The Company’s Chief Scientific and Manufacturing Officer is a professor at the University of London. During the year ending December 31, 2018, the Company paid UCL Consultants Limited approximately $238,000 for medical research performed on behalf of the Company. During the three months ended March 31, 2019, the Company paid UCL Consultants Limited approximately $39,000 for medical research performed on behalf of the Company

 Advent Bioservices, Ltd.

Advent Bioservices, Ltd. is owned by a significant shareholder of the Company and performs medical research on behalf of the Company. During the year ending December 31, 2018, the Company paid Advent Bioservices Ltd. approximately $298,000 for medical research performed on behalf of the Company.

Procedures for Approval of Related Party Transactions

Related party transactions are subject to the advance review and approval of the Audit Committee and/or the full Board of Directors, with advice from the Chief Compliance Officer as well as outside counsel. In its review, the Audit Committee and/or Board is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board of Directors and executive officers.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF INMUNE BIO, INC.

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of July 10, 2019 for:

•	each of the Company’s current directors and executive officers;

•	all of the Company’s current directors and executive officers as a group; and

•	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as indicated by the footnotes below, the Company believes, based on information furnished to it, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The Company’s calculation of the percentage of beneficial ownership is based on 10,762,473 shares of common stock outstanding as of July 10, 2019. The Company has determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person or persons, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person or persons (and only such person or persons) by reason of these acquisition rights.

Name and Address(1)	Common Stock Owned	Number of Shares Exercisable Within 60 Days		Percentage of Common Stock

Executive Officers and Directors
Raymond J. Tesi	1,526,933	322,220	(1)(2)	17.49%
David J. Moss	1,205,417	322,220	(1)(3)	14.55%
Mark Lowdell	1,503,333	283,322	(1)(4)	17.07%
Tim Schroeder	166,667	42,000	(5)	2.02%
J. Kelly Ganjei	-	42,000	(6)	* %
David Szymkowski	1,585,000	42,000	(7)	15.20%
Scott Juda, JD	25,000	42,000	(10)	* %
Edgardo Baracchini	-	-
Officers and Directors as a group (8 individuals)	6,017,350	1,248,426		67.51%

Beneficial owners of more than 5%
Linda Powers (8)	1,130,000			10.50%
Xencor Inc. (9)	1,585,000			14.73%

___________

*	Less than 1%.
1	Except as otherwise indicated, the address of each beneficial owner is INmune Bio Inc., 1200 Prospect Street, Suite 525, La Jolla, CA 92037.
2	Consists of (i) 1,526,933 shares of common stock, and (ii) 355,553 shares that may be acquired pursuant to the exercise of stock options within 60 days of July 10, 2019.
3	Consists of (i) 1,210,417 shares of common stock, and (ii) 355,553 shares that may be acquired pursuant to the exercise of stock options within 60 days of July 10, 2019.
4	Consists of (i) 1,503,333 shares of common stock, and (ii) 333,320 shares that may be acquired pursuant to the exercise of stock options within 60 days of July 10, 2019.
5

The shares of the Company’s common stock are held by CTI Holdings, a company of which Mr. Schroeder is the majority shareholder. Consists of (i) 166,667 shares of common stock, and (ii) 51,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of July 10, 2019.

6	Consists of 51,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of July 10, 2019.
7

The shares of the Company’s common stock are held by Xencor, Inc. Consists of (i) 1,585,000 shares of common stock held by Xencor, Inc., and (ii) 51,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of July 10, 2019.

8

Linda Powers holds 430,000 shares of the Company’s common stock. Also, Linda Powers has voting and investment control of Toucan Capital Fund III (4800 Montgomery Lane, Suite 801, Bethesda, MD 20814) which holds 700,000 shares of the Company’s common stock.

9	David Szymkowski of Xencor, Inc. and has voting and investment control of the shares common stock held by Xencor Inc. 111 W Lemon Avenue, Monrovia, CA 91016.
10	Consists of (i) 25,000 shares of common stock and (ii) 51,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of July 10, 2019.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (212) 984-1096 or send a written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

The Company’s bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of the annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2020 must have been received by the Company no later than [  ], 2020. If the date of the 2020 annual meeting is moved by more than 30 days before or after the anniversary date of the Meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials for the 2020 annual meeting is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Exchange Act.

Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the 2020 annual meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

A copy of the full text of the Company’s Bylaws may be obtained online on our website at [insert URL] or upon written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary.

OTHER MATTERS

The Board of Directors knows of no other matter before the Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, attention: Secretary, the Company will provide without charge to each person requesting a copy of the Company’s 2018 Annual Report, including financial statements filed therewith. The Company will furnish a requesting Stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement as well as the Company’s 2018 Annual Report, are available on the Company’s website at [insert URL].

BY ORDER OF THE BOARD OF DIRECTORS

/s/
David Moss
Secretary

If you would like to request documents from the Company, please do so by [__], 2019, to receive them before the Meeting. If you request any documents from the Company, the Company will provide them, without charge, by first class mail or equally prompt means, within one business day of receipt of such request (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates). A list of stockholders will be available for inspection by stockholders of record during business hours at the Company’s corporate headquarters at 1200 Prospect Street, Suite 525, La Jolla, CA 92037, for five business days prior to the Meeting and will also be available for review at the Meeting.

Annex 1

INMUNE BIO, INC.

2019 STOCK INCENTIVE PLAN

(effective __, 2019, subject to stockholder approval)

1 General

1.1 Purpose. The purposes of the INmune Bio, Inc. 2019 Stock Incentive Plan (the “Plan”) is to promote the interests of INmune Bio, Inc. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements. The Plan is intended to be a written compensatory plan within the meaning of Rule 701 promulgated under the Securities Act.

1.2 Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3 Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

162(m) Term. The term “162(m) Term” means the period starting on the date when the Company’s stockholders first approve this Plan and ending on the date of the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash-Based Awards.

Award Agreement. The term “Award Agreement” means a written Award grant agreement under the Plan.

Cash-Based Award. The term “Cash-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(vi) of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)

any person, including a “person” as such term is used in Section 14(d)(2) of the Exchange Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)

individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)

a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

I-1

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the immediately preceding date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

I-2

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, such criteria shall be determined in accordance with generally accepted accounting principles (“GAAP”) or based upon the Company’s GAAP financial statements): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; or (xxiii) market share; (xxiv) customer satisfaction; (xxv) workforce diversity; (xxvi) results of clinical trials; (xxvii) acceptance of a new drug application by a regulatory body; (xxviii) regulatory body approval for commercialization of a product; (xxix) launch of a new drug; (xxx) completion of out-licensing, in-licensing or disposition of product candidates or other acquisition or disposition projects; and (xxxi) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Subject to the limitations in Section 4.2, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(ix)(d), the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

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Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

Securities Act. The term “Securities Act” means the Securities Act of 1933, as amended.

Stock. The term “Stock” means shares of the common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

2 Administration

2.1 Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m). Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder. If the Board, at any time, consists of only one member, such sole member may take all actions granted to the Committee hereunder.

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2.2 Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)

Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)

The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)

In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

2.3 Prohibition Against Repricing. Notwithstanding any provision of the Plan to the contrary, in no event shall any action be taken under the Plan that constitutes a Repricing of any Option or SAR granted under the Plan, or of any option or stock appreciation right granted under the any other plan of the Company or of an acquired company, except with approval of the stockholders of the Company.

2.4 Delegation of Authority. To the extent not inconsistent with applicable law, the rules of the NASDAQ Stock Market or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.5 Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

3 Available Shares of Stock Under the Plan

3.1 Shares Available for Awards. Subject to the adjustments described below, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 2,000,000. Of the maximum number of shares of Stock reserved for the grant of Awards under the Plan, no more than 1,000,000 of such shares may be issued pursuant to stock-settled Awards other than Options (that is, Restricted Stock, Restricted Stock Units, SARs, Performance Awards, Other Stock-Based Awards and dividend equivalent Awards, in each case to the extent settled in shares of Common Stock).

3.2 Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 and shall be available for future Awards under the Plan. Notwithstanding the foregoing, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company to satisfy any tax withholding obligation; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) withheld by the Company to satisfy any debt or other obligation owed to the Company or any Subsidiary, and (v) any fractional shares of Common Stock that are cancelled pursuant to the Plan, shall be considered issued pursuant to the Plan and shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1.

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3.3 Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.3 shall be consistent with Section 409A or 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Participant if such adjustment would violate applicable law.

3.4 Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

4 Awards

4.1 General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2 Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.

Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.

Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.

Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

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d.

Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any "Parent Corporation" (as defined in Code Section 424(e)) or of any "Subsidiary Corporation" (as defined in Code Section 424(f)) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee's lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO's date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with a NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.

In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.

Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.

Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

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(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.

Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.

Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.

Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.

Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.

Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.

Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

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(v)

Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)

Cash-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant.

(vii)

Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(viii)

Vesting; Additional Terms. Except as set forth in Section 4.3, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

(ix)	Qualified Performance-Based Compensation.

a.

The Committee may determine that Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards granted to a Covered Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 4.2(ix) shall apply. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

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b.

When Awards are made under this Section 4.2(ix), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

c.

Performance Goals must be pre-established by the Committee. A Performance Goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a Performance Goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

d.

The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, provided such adjustment occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed). In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed).

e.

The Committee shall certify the performance results for the performance period specified in the Award Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award Agreement. Subject to the provisions of Section 3.3 relating to capitalization adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, a maximum of 50,000 shares of Stock subject to qualified performance-based compensation may be granted to any Eligible Grantee during any calendar year during the 162(m) Term.

f.

The Committee may provide in the Award Agreement that Awards under this Section 4.2(ix) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

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4.3	Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the adjustment of any Performance Goals as the Committee deems necessary or appropriate to reflect the Change of Control;

b.

provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee;

c.

provide that upon an involuntary termination of a Participant’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

d.

provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control.

(ii)

Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

5 Operation

5.1 Duration. Grants may be made under the Plan through [July __, 2029]. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2 Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

5.4 Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5 Nontransferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

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5.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7 Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9 Limitation of Implied Rights.

(iii)

The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(iv)

The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10 Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

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5.11 Regulations and Other Approvals.

(i)

The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)

Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)

In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)

With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)

All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12 Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

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6 Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)

any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 6.

7 Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Nevada Revised Statutes.

8 Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unecnforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

* * * * *

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Annex II

PURCHASE AGREEMENT

PURCHASE AGREEMENT (the “Agreement”), dated as of May 15, 2019, by and between INMUNE BIO INC., a Nevada corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC, an Illinois limited liability company (the “Investor”).

WHEREAS:

Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Investor, and the Investor wishes to buy from the Company, up to Twenty Million Dollars ($20,000,000) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The shares of Common Stock to be purchased hereunder (including, without limitation, the Initial Purchase Shares (as defined herein)) are referred to herein as the “Purchase Shares.”

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. CERTAIN DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Accelerated Purchase Date” means, with respect to any Accelerated Purchase made pursuant to Section 2(c) hereof, the Business Day immediately following the applicable Purchase Date with respect to the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(c) hereof.

(b) “Accelerated Purchase Floor Price” means $3.50, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction, the Accelerated Purchase Floor Price shall mean the lower of (i) the adjusted price and (ii) $1.00.

(c) “Accelerated Purchase Minimum Price Threshold” means, with respect to any Accelerated Purchase made pursuant to Section 2(c) hereof, the greater of (i) seventy-five percent (75%) of the Closing Sale Price of the Common Stock on the applicable Purchase Date with respect to the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(c) hereof and (ii) the minimum per share price threshold set forth by the Company in the applicable Accelerated Purchase Notice.

(d) “Accelerated Purchase Notice” means, with respect to an Accelerated Purchase made pursuant to Section 2(c) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to purchase the number of Purchase Shares specified by the Company therein as the Accelerated Purchase Share Amount to be purchased by the Investor (such specified Accelerated Purchase Share Amount subject to adjustment in accordance with Section 2(c) hereof as necessary to give effect to the Purchase Share amount limitations applicable to such Accelerated Purchase Share Amount as set forth in this Agreement) at the applicable Accelerated Purchase Price on the applicable Accelerated Purchase Date for such Accelerated Purchase.

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(e) “Accelerated Purchase Price” means, with respect to an Accelerated Purchase made pursuant to Section 2(c) hereof, the lower of (i) ninety-five percent (95%) of the VWAP for the period beginning at 9:30:01 a.m., Eastern time, on the applicable Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official open (or commencement) of trading on the Principal Market on such applicable Accelerated Purchase Date (the “Accelerated Purchase Commencement Time”), and ending at the earliest of (A) 4:00:00 p.m., Eastern time, on such applicable Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official close of trading on the Principal Market on such applicable Accelerated Purchase Date, (B) such time, from and after the Accelerated Purchase Commencement Time for such Accelerated Purchase, that the total number (or volume) of shares of Common Stock traded on the Principal Market has exceeded the applicable Accelerated Purchase Share Volume Maximum, and (C) such time, from and after the Accelerated Purchase Commencement Time for such Accelerated Purchase, that the Sale Price has fallen below the applicable Accelerated Purchase Minimum Price Threshold (such earliest of (i)(A), (i)(B) and (i)(C) above, the “Accelerated Purchase Termination Time”), and (ii) the Closing Sale Price of the Common Stock on such applicable Accelerated Purchase Date (to be appropriately adjusted for any applicable reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

(f) “Accelerated Purchase Share Amount” means, with respect to an Accelerated Purchase made pursuant to Section 2(c) hereof, the number of Purchase Shares directed by the Company to be purchased by the Investor in an applicable Accelerated Purchase Notice, which number of Purchase Shares shall not exceed the lesser of (i) 300% of the number of Purchase Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Regular Purchase Notice for the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(c) hereof (such corresponding Regular Purchase being subject to the Purchase Share limitations contained in Section 2(b) hereof) and (ii) an amount equal to (A) the Accelerated Purchase Share Percentage multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Principal Market during the period on the applicable Accelerated Purchase Date beginning at the Accelerated Purchase Commencement Time for such Accelerated Purchase and ending at the Accelerated Purchase Termination Time for such Accelerated Purchase.

(g) “Accelerated Purchase Share Percentage” means, with respect to an Accelerated Purchase made pursuant to Section 2(c) hereof, thirty percent (30%).

(h) “Accelerated Purchase Share Volume Maximum” means, with respect to an Accelerated Purchase made pursuant to Section 2(c) hereof, a number of shares of Common Stock equal to (i) the number of Purchase Shares specified by the Company in the applicable Accelerated Purchase Notice as the Accelerated Purchase Share Amount to be purchased by the Investor in such Accelerated Purchase, divided by (ii) the Accelerated Purchase Share Percentage (to be appropriately adjusted for any applicable reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

(i) “Additional Accelerated Purchase Date” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(d) hereof, the Business Day (i) that is the Accelerated Purchase Date with respect to the corresponding Accelerated Purchase referred to in clause (i) of the proviso in the second sentence of Section 2(d) hereof and (ii) on which the Investor receives, prior to 1:00 p.m., Eastern time, on such Business Day, a valid Additional Accelerated Purchase Notice for such Additional Accelerated Purchase in accordance with this Agreement.

(j) “Additional Accelerated Purchase Floor Price” means $3.50, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction, the Additional Accelerated Purchase Floor Price shall mean the lower of (i) the adjusted price and (ii) $1.00.

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(k) “Additional Accelerated Purchase Minimum Price Threshold” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(d) hereof, the greater of (i) seventy-five percent (75%) of the Closing Sale Price of the Common Stock on the Business Day immediately preceding the applicable Additional Accelerated Purchase Date with respect to such Additional Accelerated Purchase and (ii) the minimum per share price threshold set forth by the Company in the applicable Additional Accelerated Purchase Notice.

(l) “Additional Accelerated Purchase Notice” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(d) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to purchase the number of Purchase Shares specified by the Company therein as the Additional Accelerated Purchase Share Amount to be purchased by the Investor (such specified Additional Accelerated Purchase Share Amount subject to adjustment in accordance with Section 2(d) hereof as necessary to give effect to the Purchase Share amount limitations applicable to such Additional Accelerated Purchase Share Amount as set forth in this Agreement) at the applicable Additional Accelerated Purchase Price on the applicable Additional Accelerated Purchase Date for such Additional Accelerated Purchase.

(m) “Additional Accelerated Purchase Price” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(d) hereof, the lower of (i) ninety-five percent (95%) of the VWAP for the period on the applicable Additional Accelerated Purchase Date, beginning at the latest of (A) the applicable Accelerated Purchase Termination Time with respect to the corresponding Accelerated Purchase referred to in clause (i) of the proviso in the second sentence of Section 2(d) hereof on such Additional Accelerated Purchase Date, (B) the applicable Additional Accelerated Purchase Termination Time with respect to the most recently completed prior Additional Accelerated Purchase on such Additional Accelerated Purchase Date, as applicable, and (C) the time at which all Purchase Shares subject to all prior Accelerated Purchases and Additional Accelerated Purchases (as applicable), including, without limitation, those that have been effected on the same Business Day as the applicable Additional Accelerated Purchase Date with respect to which the applicable Additional Accelerated Purchase relates, have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement (such latest of (i)(A), (i)(B) and (i)(C) above, the “Additional Accelerated Purchase Commencement Time”), and ending at the earliest of (X) 4:00 p.m., Eastern time, on such Additional Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official close of trading on the Principal Market on such Additional Accelerated Purchase Date, (Y) such time, from and after the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase, that total number (or volume) of shares of Common Stock traded on the Principal Market has exceeded the applicable Additional Accelerated Purchase Share Volume Maximum, and (Z) such time, from and after the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase, that the Sale Price has fallen below the applicable Additional Accelerated Purchase Minimum Price Threshold (such earliest of (i)(X), (i)(Y) and (i)(Z) above, the “Additional Accelerated Purchase Termination Time”), and (ii) the Closing Sale Price of the Common Stock on such Additional Accelerated Purchase Date (to be appropriately adjusted for any applicable reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

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(n) “Additional Accelerated Purchase Share Amount” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(d) hereof, the number of Purchase Shares directed by the Company to be purchased by the Investor on an Additional Accelerated Purchase Notice, which number of Purchase Shares shall not exceed the lesser of (i) 300% of the number of Purchase Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Regular Purchase Notice for the corresponding Regular Purchase referred to in clause (i) of the proviso in the second sentence of Section 2(d) hereof (such corresponding Regular Purchase being subject to the Purchase Share limitations contained in Section 2(b) hereof) and (ii) an amount equal to (A) the Additional Accelerated Purchase Share Percentage multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Principal Market during the period on the applicable Additional Accelerated Purchase Date beginning at the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase and ending at the Additional Accelerated Purchase Termination Time for such Additional Accelerated Purchase.

(o) “Additional Accelerated Purchase Share Percentage” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(d) hereof, thirty percent (30%).

(p) “Additional Accelerated Purchase Share Volume Maximum” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(d) hereof, a number of shares of Common Stock equal to (i) the number of Purchase Shares specified by the Company in the applicable Additional Accelerated Purchase Notice as the Additional Accelerated Purchase Share Amount to be purchased by the Investor in such Additional Accelerated Purchase, divided by (ii) the Additional Accelerated Purchase Share Percentage (to be appropriately adjusted for any applicable reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

(q) “Alternate Adjusted Regular Purchase Share Limit” means, with respect to a Regular Purchase made pursuant to Section 2(b) hereof, the maximum number of Purchase Shares which, taking into account the applicable per share Purchase Price therefor calculated in accordance with this Agreement, would enable the Company to deliver to the Investor, on the applicable Purchase Date for such Regular Purchase, a Regular Purchase Notice for a Purchase Amount equal to, or as closely approximating without exceeding, One Hundred Thousand Dollars ($100,000).

(r) “Available Amount” means, initially, Twenty Million Dollars ($20,000,000) in the aggregate, which amount shall be reduced by (i) the Initial Purchase Amount upon the purchase of the Initial Purchase Shares by the Investor on the date hereof pursuant to Section 2(a) hereof, and (ii) the Purchase Amount each time the Investor purchases Purchase Shares (other than the Initial Purchase Shares) pursuant to Section 2 hereof.

(s) “Average Price” means a price per Purchase Share (rounded to the nearest tenth of a cent) equal to the quotient obtained by dividing (i) the aggregate gross purchase price paid by the Investor for all Purchase Shares purchased pursuant to this Agreement, by (ii) the aggregate number of Purchase Shares issued pursuant to this Agreement.

(t) “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

(u) “Base Price” means a price per Purchase Share equal to the sum of (i) the Signing Market Price and (ii) $0.3898 (subject to adjustment for any applicable reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

(v) “Business Day” means any day on which the Principal Market is open for trading, including any day on which the Principal Market is open for trading for a period of time less than the customary time.

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(w) “Closing Sale Price” means, for any security as of any date, the last closing sale price for such security on the Principal Market as reported by the Principal Market.

(x) “Confidential Information” means any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, prototypes, samples, plant and equipment), which is designated as “Confidential,” “Proprietary” or some similar designation. Information communicated orally shall be considered Confidential Information if such information is confirmed in writing as being Confidential Information within ten (10) Business Days after the initial disclosure. Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party without confidential restriction at the time of disclosure by the disclosing party as shown by the receiving party’s files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by documents and other competent evidence in the receiving party’s possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

(y) “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

(z) “DTC” means The Depository Trust Company, or any successor performing substantially the same function for the Company.

(aa) “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor’s or its designee’s specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

(bb) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

(dd) “Fully Adjusted Regular Purchase Share Limit” means, with respect to any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction from and after the date of this Agreement, the Regular Purchase Share Limit (as defined in Section 2(b) hereof) in effect on the applicable date of determination, after giving effect to the full proportionate adjustment thereto made pursuant to Section 2(b) hereof for or in respect of such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

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(ee) “Material Adverse Effect” means any material adverse effect on (i) the enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole, other than any material adverse effect that resulted exclusively from (A) any change in the United States or foreign economies or securities or financial markets in general that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (B) any change that generally affects the industry in which the Company and its Subsidiaries operate that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (C) any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) any action taken by the Investor, its affiliates or its or their successors and assigns with respect to the transactions contemplated by this Agreement, (E) the effect of any change in applicable laws or accounting rules that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, or (F) any change resulting from compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to be performed as of the date of determination.

(ff) “Maturity Date” means the first day of the month immediately following the twenty-four (24) month anniversary of the Commencement Date.

(gg) “PEA Period” means the period commencing at 9:30 a.m., Eastern time, on the fifth (5th) Business Day immediately prior to the filing of any post-effective amendment to the Registration Statement (as defined herein) or New Registration Statement (as such term is defined in the Registration Rights Agreement), and ending at 9:30 a.m., Eastern time, on the Business Day immediately following, the effective date of any post-effective amendment to the Registration Statement (as defined herein) or New Registration Statement (as such term is defined in the Registration Rights Agreement).

(hh) “Person” means an individual or entity including but not limited to any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(ii) “Principal Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Stock is ever listed or traded on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, the OTC Bulletin Board, or the OTCQX or OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

(jj) “Purchase Amount” means, with respect to the Initial Purchase, any Regular Purchase, any Accelerated Purchase, and any Additional Accelerated Purchase made hereunder, as applicable, the portion of the Available Amount to be purchased by the Investor pursuant to Section 2 hereof.

(kk) “Purchase Date” means, with respect to a Regular Purchase made pursuant to Section 2(b) hereof, the Business Day on which the Investor receives, after 4:00 p.m., Eastern time, but prior to 5:00 p.m., Eastern time, on such Business Day, a valid Regular Purchase Notice for such Regular Purchase in accordance with this Agreement.

(ll) “Purchase Price” means, with respect to a Regular Purchase made pursuant to Section 2(b) hereof, the lower of: (i) the lowest Sale Price on the Purchase Date for such Regular Purchase and (ii) the arithmetic average of the three (3) lowest Closing Sale Prices for the Common Stock during the twelve (12) consecutive Business Days ending on the Business Day immediately preceding such Purchase Date for such Regular Purchase (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs on or after the date of this Agreement).

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(mm) “Regular Purchase Floor Price” means $3.50, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction, the Regular Purchase Floor Price shall mean the lower of (i) the adjusted price and (ii) $1.00.

(nn) “Regular Purchase Notice” means, with respect to a Regular Purchase pursuant to Section 2(b) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to buy a specified number of Purchase Shares (subject to the Purchase Share limitations contained in Section 2(b) hereof) at the applicable Purchase Price for such Regular Purchase in accordance with this Agreement.

(oo) “Sale Price” means any trade price for the shares of Common Stock on the Principal Market as reported by the Principal Market.

(pp) “SEC” means the U.S. Securities and Exchange Commission.

(qq) “Securities” means, collectively, the Purchase Shares and the Commitment Shares.

(rr) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

(ss) “Signing Market Price” means $10.8986, representing the average closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) for the five (5) trading days ending on the trading day immediately preceding the date of this Agreement.

(tt) “Subsidiary” means any Person the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

(uu) “Transaction Documents” means, collectively, this Agreement and the schedules and exhibits hereto, the Registration Rights Agreement and the schedules and exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto or thereto in connection with the transactions contemplated hereby and thereby.

(vv) “Transfer Agent” means VStock Transfer, LLC, or such other Person who is then serving as the transfer agent for the Company in respect of the Common Stock.

(ww) “VWAP” means in respect of an Accelerated Purchase Date or an Additional Accelerated Purchase Date, as applicable, the volume weighted average price of the Common Stock on the Principal Market, as reported on the Principal Market.

2. PURCHASE OF COMMON STOCK.

Subject to the terms and conditions set forth in this Agreement, the Company has the right to sell to the Investor, and the Investor has the obligation to purchase from the Company, Purchase Shares as follows:

(a) Initial Purchase. On the date of this Agreement, upon the satisfaction of the conditions set forth in Sections 7(I) and 8(I) hereof, the Company shall issue and sell to the Investor and the Investor shall purchase from the Company (such purchase, the “Initial Purchase”) Thirty Thousand Three Hundred Thirty Three (30,000) Purchase Shares (collectively, the “Initial Purchase Shares”) for aggregate consideration of Three Hundred Thousand Dollars ($300,000) (the “Initial Purchase Amount”).

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(b) Commencement of Regular Sales of Common Stock. Upon the satisfaction of all of the conditions set forth in Sections 7(II) and 8(II) hereof (the “Commencement” and the date of satisfaction of such conditions the “Commencement Date”) and thereafter, the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Regular Purchase Notice from time to time, to purchase up to Twenty Thousand (20,000) Purchase Shares, subject to adjustment as set forth below in this Section 2(b) (such maximum number of Purchase Shares, as may be adjusted from time to time, the “Regular Purchase Share Limit”), at the Purchase Price on the Purchase Date (each such purchase a “Regular Purchase”); provided, however, that (i) the Regular Purchase Share Limit shall be increased to Thirty Thousand (30,000) Purchase Shares, if the Closing Sale Price of the Common Stock on the applicable Purchase Date is not below $8.00, (ii) the Regular Purchase Share Limit shall be increased to Forty Thousand (40,000) Purchase Shares, if the Closing Sale Price of the Common Stock on the applicable Purchase Date is not below $10.00, and (iii) the Regular Purchase Share Limit shall be increased to Fifty Thousand (50,000) Purchase Shares, if the Closing Sale Price of the Common Stock on the applicable Purchase Date is not below $12.00 (all of which share and dollar amounts shall be appropriately proportionately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction; provided that if, after giving effect to the full proportionate adjustment to the Regular Purchase Share Limit therefor, the Fully Adjusted Regular Purchase Share Limit then in effect would preclude the Company from delivering to the Investor a Regular Purchase Notice hereunder for a Purchase Amount (calculated by multiplying (X) the number of Purchase Shares equal to the Fully Adjusted Regular Purchase Share Limit, by (Y) the Purchase Price per Purchase Share covered by such Regular Purchase Notice on the applicable Purchase Date therefor) equal to or greater than One Hundred Thousand Dollars ($100,000), the Regular Purchase Share Limit for such Regular Purchase Notice shall not be fully adjusted to equal the applicable Fully Adjusted Regular Purchase Share Limit, but rather the Regular Purchase Share Limit for such Regular Purchase Notice shall be adjusted to equal the applicable Alternate Adjusted Regular Purchase Share Limit as of the applicable Purchase Date for such Regular Purchase Notice); and provided, further, however, that the Investor’s committed obligation under any single Regular Purchase, other than any Regular Purchase with respect to which an Alternate Adjusted Regular Purchase Share Limit shall apply, shall not exceed One Million Dollars ($1,000,000). If the Company delivers any Regular Purchase Notice for a Purchase Amount in excess of the limitations contained in the immediately preceding sentence, such Regular Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Regular Purchase Notice exceeds the number of Purchase Shares which the Company is permitted to include in such Purchase Notice in accordance herewith, and the Investor shall have no obligation to purchase such excess Purchase Shares in respect of such Regular Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the number of Purchase Shares which the Company is permitted to include in such Regular Purchase Notice. The Company may deliver a Regular Purchase Notice to the Investor as often as every Business Day, so long as (i) the Closing Sale Price of the Common Stock on such Business Day is not less than the Regular Purchase Floor Price and (ii) all Purchase Shares subject to all prior Regular Purchases have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. Notwithstanding the foregoing, the Company shall not deliver any Regular Purchase Notices to the Investor during the PEA Period.

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(c) Accelerated Purchases. Subject to the terms and conditions of this Agreement, from and after the Commencement Date, in addition to purchases of Purchase Shares as described in Section 2(a) and Section 2(b) above, the Company shall also have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of an Accelerated Purchase Notice from time to time in accordance with this Agreement, to purchase the applicable Accelerated Purchase Share Amount at the Accelerated Purchase Price on the Accelerated Purchase Date therefor in accordance with this Agreement (each such purchase, an “Accelerated Purchase”). The Company may deliver an Accelerated Purchase Notice to the Investor only on a Purchase Date on which (i) the Company also properly submitted a Regular Purchase Notice providing for a Regular Purchase of a number of Purchase Shares not less than the Regular Purchase Share Limit then in effect on such Purchase Date in accordance with this Agreement (including, without limitation, giving effect to any automatic increase to the Regular Purchase Share Limit as a result of the Closing Sale Price of the Common Stock exceeding certain thresholds set forth in Section 2(b) above on such Purchase Date and any other adjustments to the Regular Purchase Share Limit, in each case pursuant to Section 2(b) above) and (ii) the Closing Sale Price of the Common Stock is not less than the Accelerated Purchase Floor Price. If the Company delivers any Accelerated Purchase Notice directing the Investor to purchase an amount of Purchase Shares that exceeds the Accelerated Purchase Share Amount that the Company is then permitted to include in such Accelerated Purchase Notice, such Accelerated Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Accelerated Purchase Notice exceeds the Accelerated Purchase Share Amount that the Company is then permitted to include in such Accelerated Purchase Notice (which shall be confirmed in an Accelerated Purchase Confirmation), and the Investor shall have no obligation to purchase such excess Purchase Shares in respect of such Accelerated Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the Accelerated Purchase Share Amount which the Company is permitted to include in such Accelerated Purchase Notice. Within one (1) Business Day after completion of each Accelerated Purchase Date for an Accelerated Purchase, the Investor shall provide to the Company a written confirmation of such Accelerated Purchase setting forth the applicable Accelerated Purchase Share Amount and Accelerated Purchase Price for such Accelerated Purchase (each, an “Accelerated Purchase Confirmation”). Notwithstanding the foregoing, the Company shall not deliver any Accelerated Purchase Notices to the Investor during the PEA Period.

(d) Additional Accelerated Purchases. Subject to the terms and conditions of this Agreement, from and after the Commencement Date, in addition to purchases of Purchase Shares as described in Section 2(a), Section 2(b) and Section 2(c) above, the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of an Additional Accelerated Purchase Notice on an Additional Accelerated Purchase Date in accordance with this Agreement, to purchase the applicable Additional Accelerated Purchase Share Amount at the applicable Additional Accelerated Purchase Price therefor in accordance with this Agreement (each such purchase, an “Additional Accelerated Purchase”). The Company may deliver multiple Additional Accelerated Purchase Notices to the Investor on an Additional Accelerated Purchase Date; provided, however, that the Company may deliver an Additional Accelerated Purchase Notice to the Investor only (i) on a Business Day that is also the Accelerated Purchase Date for an Accelerated Purchase with respect to which the Company properly submitted to the Investor an Accelerated Purchase Notice in accordance with this Agreement on the applicable Purchase Date for a Regular Purchase of a number of Purchase Shares not less than the Regular Purchase Share Limit then in effect in accordance with this Agreement (including, without limitation, giving effect to any automatic increase to the Regular Purchase Share Limit as a result of the Closing Sale Price of the Common Stock exceeding certain thresholds set forth in Section 2(b) above on such Purchase Date and any other adjustments to the Regular Purchase Share Limit, in each case pursuant to Section 2(b) above), (ii) if the Closing Sale Price of the Common Stock on the Business Day immediately preceding the Business Day on which such Additional Accelerated Purchase Notice is delivered is not less than the Additional Accelerated Purchase Floor Price, and (iii) if all Purchase Shares subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases, including, without limitation, those that have been effected on the same Business Day as the applicable Additional Accelerated Purchase Date with respect to which the applicable Additional Accelerated Purchase relates, in each case have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. If the Company delivers any Additional Accelerated Purchase Notice directing the Investor to purchase an amount of Purchase Shares that exceeds the Additional Accelerated Purchase Share Amount that the Company is then permitted to include in such Additional Accelerated Purchase Notice, such Additional Accelerated Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Additional Accelerated Purchase Notice exceeds the Additional Accelerated Purchase Share Amount that the Company is then permitted to include in such Additional Accelerated Purchase Notice (which shall be confirmed in an Additional Accelerated Purchase Confirmation), and the Investor shall have no obligation to purchase such excess Purchase Shares in respect of such Additional Accelerated Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the Additional Accelerated Purchase Share Amount which the Company is permitted to include in such Additional Accelerated Purchase Notice. Within one (1) Business Day after completion of each Additional Accelerated Purchase Date, the Investor will provide to the Company a written confirmation of each Additional Accelerated Purchase on such Additional Accelerated Purchase Date setting forth the applicable Additional Accelerated Purchase Share Amount and Additional Accelerated Purchase Price for each such Additional Accelerated Purchase on such Additional Accelerated Purchase Date (each, an “Additional Accelerated Purchase Confirmation”). Notwithstanding the foregoing, the Company shall not deliver any Additional Accelerated Purchase Notices to the Investor during the PEA Period.

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(e) Payment for Purchase Shares. For the Initial Purchase and each Regular Purchase, the Investor shall pay to the Company an amount equal to the Purchase Amount with respect to such Regular Purchase and Initial Purchase, respectively, as full payment for such Purchase Shares via wire transfer of immediately available funds on the same Business Day that the Investor receives such Purchase Shares, if such Purchase Shares are received by the Investor before 1:00 p.m., Eastern time, or, if such Purchase Shares are received by the Investor after 1:00 p.m., Eastern time, the next Business Day. For each Accelerated Purchase and each Additional Accelerated Purchase, the Investor shall pay to the Company an amount equal to the Purchase Amount with respect to such Accelerated Purchase and Additional Accelerated Purchase, respectively, as full payment for such Purchase Shares via wire transfer of immediately available funds on the second Business Day following the date that the Investor receives such Purchase Shares. If the Company or the Transfer Agent shall fail for any reason or for no reason to electronically transfer any Purchase Shares as DWAC Shares in respect of a Regular Purchase, an Accelerated Purchase or an Additional Accelerated Purchase (as applicable) within two (2) Business Days following the receipt by the Company of the Purchase Price, Accelerated Purchase Price and Additional Accelerated Purchase Price, respectively, therefor in compliance with this Section 2(e), and if on or after such Business Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Purchase Shares that the Investor anticipated receiving from the Company in respect of such Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase (as applicable), then the Company shall, within two (2) Business Days after the Investor’s request, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Purchase Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Purchase Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total Purchase Amount paid by the Investor pursuant to this Agreement for all of the Purchase Shares to be purchased by the Investor in connection with such Regular Purchase, Accelerated Purchase and Additional Accelerated Purchase (as applicable). The Company shall not issue any fraction of a share of Common Stock upon the Initial Purchase or any Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful money of the United States of America or wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Business Day, the same shall instead be due on the next succeeding day that is a Business Day.

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(f) Compliance with Rules of Principal Market.

(i) Exchange Cap. Subject to Section 2(f)(ii) below, the Company shall not issue or sell any shares of Common Stock pursuant to this Agreement, and the Investor shall not purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement would exceed the maximum number of shares of Common Stock that the Company may issue pursuant to this Agreement and the transactions contemplated hereby (taking into account all shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of The Nasdaq Stock Market) without (1) breaching the Company’s obligations under the applicable rules of The Nasdaq Stock Market or (2) obtaining stockholder approval under the applicable rules of The Nasdaq Stock Market (which maximum number of shares is 2,026,936, representing 19.99% of the shares of Common Stock outstanding on the date of this Agreement) (the “Exchange Cap”), unless and until the Company elects to solicit stockholder approval of the issuance of Common Stock as contemplated by this Agreement and the stockholders of the Company have in fact approved the issuance of Common Stock as contemplated by this Agreement in accordance with the applicable rules of The Nasdaq Stock Market. For the avoidance of doubt, the Company may, but shall be under no obligation to, request its stockholders to approve the issuance of Common Stock as contemplated by this Agreement; provided, that if stockholder approval is not obtained in accordance with this Section 2(f)(i), the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement (except as set forth in Section 2(f)(ii) below).

(ii) At-Market Transaction. Notwithstanding Section 2(f)(i) above, the Exchange Cap shall not be applicable for any purposes of this Agreement and the transactions contemplated hereby, solely to the extent that (and only for so long as) the Average Price shall equal or exceed the Base Price (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all other times during the term of this Agreement, unless the stockholder approval referred to in Section 2(f)(i) is obtained). The parties acknowledge and agree that the Signing Market Price used to determine the Base Price hereunder represents the lower of (i) the closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) on the trading day immediately preceding the date of this Agreement and (ii) the average closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) for the five (5) trading days ending on the trading day immediately preceding the date of this Agreement.

(iii) General. The Company shall not issue any shares of Common Stock pursuant to this Agreement if such issuance would reasonably be expected to result in (A) a violation of the Securities Act or (B) a breach of the rules and regulations of The Nasdaq Stock Market. The provisions of this Section 2(f) shall be implemented in a manner otherwise than in strict conformity with the terms hereof only if necessary to ensure compliance with the Securities Act and the rules and regulations of The Nasdaq Stock Market.

(g) Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than 24 hours) confirm orally or in writing to the Investor the number of shares of Common Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required hereby and the application hereof. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error.

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3. INVESTOR’S REPRESENTATIONS AND WARRANTIES.

The Investor represents and warrants to the Company that as of the date hereof and as of the Commencement Date:

(a) Investment Purpose. The Investor is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Investor’s right to sell the Securities at any time pursuant to the Registration Statement described herein or otherwise in compliance with applicable federal and state securities laws). The Investor is acquiring the Securities hereunder in the ordinary course of its business.

(b) Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

(c) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(d) Information. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor (i) is able to bear the economic risk of an investment in the Securities including a total loss thereof, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in Section 4 below. The Investor has sought such accounting, legal and tax advice from its own independent advisors as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities and is not relying on any accounting, legal, tax or other advise from the Company, its officers, directors, representatives or advisors.

(e) No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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(f) Transfer or Sale. The Investor understands that (i) the Securities may not be offered for sale, sold, assigned or transferred unless (A) registered pursuant to the Securities Act or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(g) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(h) Residency. The Investor is a resident of the State of Illinois.

(i) No Short Selling. The Investor represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Investor, its agents, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Investor that, except as set forth in the disclosure schedules attached hereto, which exceptions shall be deemed to be a part of the representations and warranties made hereunder, as of the date hereof and as of the Commencement Date:

(a) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any of its Subsidiaries is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has no Subsidiaries except as set forth on Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

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(b) Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and each of the other Transaction Documents to which it is a party, and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares (as defined below in Section 5(e)) and the reservation for issuance and the issuance of the Purchase Shares issuable under this Agreement, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders (except as provided in this Agreement), (iii) each of this Agreement and the Registration Rights Agreement has been, and each other Transaction Document shall be on the Commencement Date, duly executed and delivered by the Company and (iv) each of this Agreement and the Registration Rights Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Board of Directors of the Company has approved the resolutions (the “Signing Resolutions”) substantially in the form as set forth as Exhibit C attached hereto to authorize this Agreement, the Registration Rights Agreement and the transactions contemplated hereby. The Signing Resolutions are valid, in full force and effect and have not been modified or supplemented in any respect. The Company has delivered to the Investor a true and correct copy of minutes of a meeting of the Board of Directors of the Company at which the Signing Resolutions were duly adopted by the Board of Directors or a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company. Except as set forth in this Agreement, no other approvals or consents of the Company’s Board of Directors, any authorized committee thereof, or stockholders (except as provided in this Agreement) is necessary under applicable laws and the Company’s Articles of Incorporation or Bylaws to authorize the execution and delivery of the Transaction Documents or any of the transactions contemplated thereby, including, but not limited to, the issuance of the Securities.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Except as disclosed in the SEC Documents (as defined below), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to the Investor true and correct copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and summaries of the material terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto that are not disclosed in the SEC Documents.

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(d) Issuance of Securities. Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Purchase Shares (including, without limitation, the Initial Purchase Shares) shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges, restrictions (other than such restrictions on transfer arising under the Securities Act prior to the effective date of the Registration Statement registering the resale thereof by the Investor under the Securities Act), rights of first refusal and preemptive rights with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock under the Articles of Incorporation, Bylaws and the Nevada Revised Statutes. Upon issuance in accordance with the terms and conditions of this Agreement, the Commitment Shares (as defined below in Section 5(e)) shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges, restrictions (other than such restrictions on transfer arising under the Securities Act prior to the effective date of the Registration Statement registering the resale thereof by the Investor under the Securities Act), rights of first refusal and preemptive rights with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock under the Articles of Incorporation, Bylaws and the Nevada Revised Statutes. 2,000,000 shares of Common Stock have been duly authorized and reserved for issuance upon purchase under this Agreement as Purchase Shares (other than the Initial Purchase Shares).

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Commitment Shares and the reservation for issuance and issuance of the Purchase Shares) will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of conflicts, defaults, terminations, amendments, accelerations, cancellations and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its articles or certificate of incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any term of or is in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments that could not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act or applicable state securities laws and the rules and regulations of the Principal Market, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as set forth elsewhere in this Agreement, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Commencement Date.

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(f) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. None of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as set forth in the SEC Documents, the Company has received no notices or correspondence from the SEC for the one year preceding the date hereof. The SEC has not commenced any enforcement proceedings against the Company or any of its Subsidiaries.

(g) Absence of Certain Changes. Except as disclosed in the SEC Documents, since December 31, 2018, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcyor insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

(h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect.

(i) Acknowledgment Regarding Investor’s Status. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

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(j) No General Solicitation; No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities. Neither the Company, nor or any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to be integrated with prior offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

(k) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company’s material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.

(l) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(m) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects (“Liens”) and, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and its Subsidiaries are in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

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(n) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

(o) Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(p) Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(q) Transactions With Affiliates. Except as set forth in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Application of Takeover Protections. The Company and its board of directors have taken or will take prior to the Commencement Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

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(s) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents that will be timely publicly disclosed by the Company, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Registration Statement or the SEC Documents. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting purchases and sales of securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investor regarding the Company, its business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement are true and correct in all material respects. The Company acknowledges and agrees that the Investor neither makes nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

(t) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(u) DTC Eligibility. The Company, through the Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

(v) Sarbanes-Oxley. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002, as amended, which are applicable to it as of the date hereof.

(w) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4(w) that may be due in connection with the transactions contemplated by the Transaction Documents.

(x) Investment Company. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock pursuant to the Exchange Act nor has the Company received any notification that the SEC is currently contemplating terminating such registration. Except as disclosed in the SEC Documents, the Company has not, in the twelve (12) months immediately preceding the date hereof, received any notice from any Person to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Principal Market has not commenced any delisting proceedings against the Company.

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(z) Accountants. The Company’s accountants are set forth in the SEC Documents and, to the knowledge of the Company, such accountants are an independent registered public accounting firm as required by the Securities Act.

(aa) No Market Manipulation. The Company has not, and to its knowledge no Person acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(bb) Shell Company Status. The Company is not currently, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

(cc) No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

5. COVENANTS.

(a) Filing of Current Report and Registration Statement. The Company agrees that it shall, within the time required under the Exchange Act, file with the SEC a Current Report on Form 8-K relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”). The Company shall also file with the SEC, within thirty (30) Business Days from the date hereof, a new registration statement (the “Registration Statement”) covering only the resale of the Purchase Shares (including, without limitation, all of the Initial Purchase Shares) and all of the Commitment Shares, in accordance with the terms of the Registration Rights Agreement between the Company and the Investor, dated as of the date hereof (the “Registration Rights Agreement”). The Company shall permit the Investor to review and comment upon the final pre-filing draft version of the Current Report at least two (2) Business Days prior to its filing with the SEC, and the Company shall give due consideration to all such comments. The Investor shall use its reasonable best efforts to comment upon the final pre-filing draft version of the Current Report within one (1) Business Day from the date the Investor receives it from the Company.

(b) Blue Sky. The Company shall take all such action, if any, as is reasonably necessary in order to obtain an exemption for or to register or qualify (i) the issuance of the Commitment Shares and the sale of the Purchase Shares to the Investor under this Agreement and (ii) any subsequent resale of all Commitment Shares and all Purchase Shares by the Investor, in each case, under applicable securities or “Blue Sky” laws of the states of the United States in such states as is reasonably requested by the Investor from time to time, and shall provide evidence of any such action so taken to the Investor.

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(c) Listing/DTC. The Company shall promptly secure the listing of all of the Purchase Shares and Commitment Shares to be issued to the Investor hereunder on the Principal Market (subject to official notice of issuance) and upon each other national securities exchange or automated quotation system, if any, upon which the Common Stock is then listed, and shall use commercially reasonable efforts to maintain, so long as any shares of Common Stock shall be so listed, such listing of all such Securities from time to time issuable hereunder. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on the Principal Market and shall comply with the Company’s reporting, filing and other obligations under the bylaws or rules and regulations of the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the Business Day immediately following the date of receipt by the Company, provide to the Investor copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on the Principal Market; provided, however, that the Company shall not be required to provide the Investor copies of any such notice that the Company (i) reasonably believes constitutes material non-public information or (ii) is not be required to be publicly disclosed in any report or statement filed with the SEC under the Exchange Act or the Securities Act. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(c). The Company shall take all action necessary to ensure that its Common Stock can be transferred electronically as DWAC Shares.

(d) Prohibition of Short Sales and Hedging Transactions. The Investor agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 11, the Investor and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

(e) Issuance of Commitment Shares. In consideration for the Investor’s execution and delivery of this Agreement, the Company shall cause to be issued to the Investor a total of 70,000 shares of Common Stock (the “Commitment Shares”) not later than the close of business on the next Business Day immediately following the date of this Agreement and shall, concurrently with the execution of this Agreement on the date hereof, deliver to the Transfer Agent the Irrevocable Transfer Agent Instructions with respect to the issuance of such Commitment Shares to the Investor within such time period. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the date of this Agreement, whether or not the Commencement shall occur or any Purchase Shares (other than the Initial Purchase Shares) are purchased by the Investor under this Agreement and irrespective of any subsequent termination of this Agreement.

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(f) Due Diligence; Non-Public Information. During the term of this Agreement, the Investor shall have the right, from time to time as the Investor may reasonably deem appropriate and upon reasonable advance notice to the Company, to perform reasonable due diligence on the Company during normal business hours. The Company and its officers and employees shall provide information and reasonably cooperate with the Investor in connection with any reasonable request by the Investor related to the Investor’s due diligence of the Company. Each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party. The Company confirms that neither it nor any other Person acting on its behalf shall provide the Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any Person acting on its behalf (as determined in the reasonable good faith judgment of the Investor), in addition to any other remedy provided herein or in the other Transaction Documents, if the Investor is holding any Securities at the time of the disclosure of material, non-public information, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company; provided the Investor shall have first provided notice to the Company that it believes it has received information that constitutes material, non-public information, the Company shall have at least 24 hours to publicly disclose such material, non-public information prior to any such disclosure by the Investor, the Company shall have failed to demonstrate to the Investor in writing within such time period that such information does not constitute material, non-public information, and the Company shall have failed to publicly disclose such material, non-public information within such time period. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, stockholders or agents, for any such disclosure. The Company understands and confirms that the Investor shall be relying on the foregoing covenants in effecting transactions in securities of the Company.

(g) Purchase Records. The Investor and the Company shall each maintain records showing the remaining Available Amount at any given time and the dates and Purchase Amounts for each Regular Purchase, Accelerated Purchase and Additional Accelerated Purchase and the Initial Purchase or shall use such other method, reasonably satisfactory to the Investor and the Company.

(h) Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Investor made under this Agreement.

(i) Use of Proceeds. The Company will use the net proceeds from the offering as described in the Registration Statement or the SEC Documents.

(j) Other Transactions. During the term of this Agreement, the Company shall not enter into, announce or recommend to its shareholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents, including, without limitation, the obligation of the Company to deliver the Purchase Shares and the Commitment Shares to the Investor in accordance with the terms of the Transaction Documents.

(k) Integration. From and after the date of this Agreement, neither the Company, nor or any of its affiliates will, and the Company shall use its reasonable best efforts to ensure that no Person acting on their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would (i) require registration of the offer and sale by the Company to the Investor of any of the Securities under the Securities Act, or (ii) cause this offering of the Securities by the Company to the Investor to be integrated with other offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated, unless in the case of this clause (ii), stockholder approval is obtained before the closing of such subsequent transaction in accordance with the rules of such Principal Market.

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(l) Limitation on Variable Rate Transactions. From and after the date of this Agreement until (i) the later of: (A) the 24-month anniversary of the date of this Agreement and (B) the Maturity Date (if the Commencement has occurred), in each case irrespective of any earlier termination of this Agreement, the Company shall be prohibited from effecting or entering into an agreement to effect any continuous offering of Common Stock or Common Stock Equivalents that constitutes, or is deemed to constitute, an “equity line of credit,” whereby the Company may sell Common Stock or Common Stock Equivalents at a future determined price (an “ELOC”), and (ii) the earlier of: (A) the termination of this Agreement by the Company after the Commencement Date in accordance with Section 11(c) of this Agreement and (B) any automatic termination of this Agreement under subsection (a), (d) or (e) of Section 11 of this Agreement, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction, other than in connection with an Exempt Issuance. The Investor shall be entitled to seek injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required. “Common Stock Equivalents” means any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such equity or debt securities (including, without limitation, pursuant to any “cashless exercise” provision, other than cashless exercise provisions contained in Common Stock Equivalents with a fixed exercise, exchange or conversion price that is subject only to standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) issues or sells any equity or debt securities, including without limitation, Common Stock or Common Stock Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) effects or enters into any agreement to effect a an “at-the-market offering” or other similar continuous offering of Common Stock or Common Stock Equivalents, whereby the Company may sell Common Stock or Common Stock Equivalents at a future determined price (excluding an ELOC, which the Company shall be prohibited from effecting or entering into any agreement to effect for the period specified in clause (i) of the first sentence of this Section 5(l)). “Exempt Issuance” means the issuance of (a) Common Stock, options or other equity incentive awards to employees, officers, directors or vendors of the Company pursuant to any equity incentive plan duly adopted for such purpose by the Board of Directors or a majority of the members of a committee of directors established for such purpose, (b) (1) any Securities issued to the Investor pursuant to this Agreement, (2) any securities issued upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents held by the Investor at any time, or (3) any securities issued upon the exercise or exchange of or conversion of any Common Stock Equivalents issued and outstanding on the date of this Agreement, provided that such securities referred to in this clause (3) have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions approved by the Board of Directors or a majority of the members of a committee of directors established for such purpose, which acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions can have a Variable Rate Transaction component, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, or (d) Common Stock issued pursuant to an “at-the-market offering” by the Company exclusively through one or more registered broker-dealers acting primarily as agent(s) of the Company pursuant to a written equity distribution or sales agreement between the Company and such registered broker-dealer(s).

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6. TRANSFER AGENT INSTRUCTIONS.

(b) On the date of this Agreement, the Company shall issue irrevocable instructions to the Transfer Agent substantially in the form attached hereto as Exhibit C to issue the Initial Purchase Shares and the Commitment Shares in accordance with the terms of this Agreement (the “Irrevocable Transfer Agent Instructions”). The certificate(s) or book-entry statement(s) representing the Initial Purchase Shares and the Commitment Shares, except as set forth below, shall bear the following restrictive legend (the “Restrictive Legend”):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

(c) On the earlier of (i) the Commencement Date and (ii) such time that the Investor shall request, provided all conditions of Rule 144 under the Securities Act are met (and, if reasonably requested by the Company or the Transfer Agent, delivery by the Investor of an executed Rule 144 seller representation letter in customary form and substance), the Company shall, no later than two (2) Business Days following the delivery by the Investor to the Company or the Transfer Agent of one or more legended certificates or book-entry statements representing the Initial Purchase Shares and/or Commitment Shares (which certificates or book-entry statements the Investor shall promptly deliver on or prior to the first to occur of the events described in clauses (i) and (ii) of this sentence), as directed by the Investor, issue and deliver (or cause to be issued and delivered) to the Investor, as requested by the Investor, either: (A) a certificate or book-entry statement representing such Initial Purchase Shares and/or Commitment Shares that is free from all restrictive and other legends or (B) a number of shares of Common Stock equal to the number of Initial Purchase Shares and/or Commitment Shares represented by the certificate(s) or book-entry statement(s) so delivered by the Investor as DWAC Shares. The Company shall take all actions necessary or desirable to carry out the intent and accomplish the purposes of the immediately preceding sentence, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Transfer Agent, and any successor transfer agent of the Company, as may be requested from time to time by the Investor or necessary or desirable to carry out the intent and accomplish the purposes of the immediately preceding sentence. On the Commencement Date, the Company shall issue to the Transfer Agent, and any subsequent transfer agent, (i) irrevocable instructions in the form substantially similar to those used by the Investor in substantially similar transactions (the “Commencement Irrevocable Transfer Agent Instructions”) and (ii) the notice of effectiveness of the Registration Statement in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness of Registration Statement”), in each case to issue the Commitment Shares and the Purchase Shares in accordance with the terms of this Agreement and the Registration Rights Agreement. All Purchase Shares to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than the Commencement Irrevocable Transfer Agent Instructions and the Notice of Effectiveness of Registration Statement referred to in this Section 6(b) will be given by the Company to the Transfer Agent with respect to the Purchase Shares or the Commitment Shares from and after Commencement, and the Purchase Shares and the Commitment Shares covered by the Registration Statement shall otherwise be freely transferable on the books and records of the Company. The Company agrees that if the Company fails to fully comply with the provisions of this Section 6(b) within five (5) Business Days of the Investor providing the deliveries referred to above, the Company shall, at the Investor’s written instruction, purchase such shares of Common Stock containing the Restrictive Legend from the Investor at the greater of the (i) purchase price paid for such shares of Common Stock (as applicable) and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction.

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7. CONDITIONS TO THE COMPANY’S RIGHT TO COMMENCE SALES OF SHARES OF COMMON STOCK.

I. The right of the Company hereunder to sell the Initial Purchase Shares on the date of this Agreement is subject to the satisfaction of each of the following conditions:

(a) The Investor shall have executed each of the Transaction Documents and delivered the same to the Company; and

(b) The representations and warranties of the Investor shall be true and correct in all material respects as of the date hereof.

II. The right of the Company hereunder to commence sales of the Purchase Shares (other than the Initial Purchase Shares) on the Commencement Date is subject to the satisfaction of each of the following conditions:

(a) The Investor shall have executed each of the Transaction Documents and delivered the same to the Company;

(b) The Registration Statement covering the resale of the Purchase Shares (including, without limitation, all of the Initial Purchase Shares) and all of the Commitment Shares shall have been declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC; and

(c) The representations and warranties of the Investor shall be true and correct in all material respects as of the date hereof and as of the Commencement Date as though made at that time.

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8. CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE SHARES OF COMMON STOCK.

I. The obligation of the Investor to buy the Initial Purchase Shares under this Agreement is subject to the satisfaction of each of the following conditions:

(a) The Company shall have executed each of the Transaction Documents and delivered the same to the Investor;

(b) The Common Stock shall be listed or quoted on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market, and all Securities to be issued by the Company to the Investor pursuant to this Agreement shall have been, if applicable, approved for listing or quotation on the Principal Market in accordance with the applicable rules and regulations of the Principal Market, subject only to official notice of issuance;

(c) The representations and warranties of the Company contained in Section 4 shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date hereof (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date, or to the extent already qualified as to materiality in Section 4 above shall be true and correct in all respects as of such specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the date hereof. The Investor shall have received a certificate, executed by the Chief Executive Officer (“CEO”), President or Chief Financial Officer (“CFO”) of the Company, dated as of the date hereof, to the foregoing effect in the form attached hereto as Exhibit A;

(d) The Board of Directors of the Company shall have adopted the Signing Resolutions, which shall be in full force and effect without any amendment or supplement thereto as of the date hereof;

(e) The Irrevocable Transfer Agent Instructions shall have been delivered by the Company to the Transfer Agent (or any successor transfer agent) and acknowledged in writing (including by email) by the Transfer Agent (or any successor transfer agent);

(f) All federal, state and local governmental laws, rules and regulations applicable to the transactions contemplated by the Transaction Documents and necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been complied with, and all consents, authorizations and orders of, and all filings and registrations with, all federal, state and local courts or governmental agencies and all federal, state and local regulatory or self-regulatory agencies necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been obtained or made, including, without limitation, in each case those required under the Securities Act, the Exchange Act, applicable state securities or “Blue Sky” laws or applicable rules and regulations of the Principal Market, or otherwise required by the SEC, the Principal Market or any state securities regulators;

(g) No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state or local court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents; and

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(h) No action, suit or proceeding before any federal, state, local or foreign arbitrator or any court or governmental authority of competent jurisdiction shall have been commenced or threatened, and no inquiry or investigation by any federal, state, local or foreign governmental authority of competent jurisdiction shall have been commenced or threatened, against the Company, or any of the officers, directors or affiliates of the Company, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

II. The obligation of the Investor to buy Purchase Shares (other than the Initial Purchase Shares) under this Agreement is subject to the satisfaction of each of the following conditions on or prior to the Commencement Date and, once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred:

(a) The Company shall have executed each of the Transaction Documents and delivered the same to the Investor;

(b) The Company shall have issued or caused to be issued to the Investor (i) one or more certificates or book-entry statements representing the Initial Purchase Shares and the Commitment Shares free from all restrictive and other legends or (ii) a number of shares of Common Stock equal to the number of Initial Purchase Shares and Commitment Shares as DWAC Shares, in each case in accordance with Section 6(b);

(c) The Common Stock shall be listed or quoted on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market, and all Securities to be issued by the Company to the Investor pursuant to this Agreement shall have been, if applicable, approved for listing or quotation on the Principal Market in accordance with the applicable rules and regulations of the Principal Market, subject only to official notice of issuance;

(d) The Investor shall have received the opinions of the Company’s legal counsel dated as of the Commencement Date substantially in the forms agreed prior to the date of this Agreement by the Company’s legal counsel and the Investor’s legal counsel;

(e) The representations and warranties of the Company contained in Section 4 shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date hereof and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date, or to the extent already qualified as to materiality in Section 4 above shall be true and correct in all respects as of such specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date. The Investor shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Commencement Date, to the foregoing effect in the form attached hereto as Exhibit A;

(f) The Board of Directors of the Company shall have adopted the Signing Resolutions, which shall be in full force and effect without any amendment or supplement thereto as of the Commencement Date;

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(g) As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting purchases of Purchase Shares (other than the Initial Purchase Shares) hereunder, 2,000,000 shares of Common Stock;

(h) The Commencement Irrevocable Transfer Agent Instructions and the Notice of Effectiveness of Registration Statement each shall have been delivered to the Transfer Agent (or any successor transfer agent) and acknowledged in writing (including by email) by the Transfer Agent (or any successor transfer agent);

(i) The Company shall have delivered to the Investor a certificate evidencing the incorporation and good standing of the Company in the State of Nevada issued by the Secretary of State of the State of Nevada as of a date within ten (10) Business Days of the Commencement Date;

(j) The Company shall have delivered to the Investor a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) Business Days of the Commencement Date;

(k) The Company shall have delivered to the Investor a secretary’s certificate executed by the Secretary of the Company, dated as of the Commencement Date, in the form attached hereto as Exhibit B;

(l) The Registration Statement covering the resale of the Purchase Shares (including, without limitation, all of the Initial Purchase Shares) and all of the Commitment Shares shall have been declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be in effect or threatened by the SEC. The Company shall have prepared and filed with the SEC, not later than one (1) Business Day after the effective date of the Registration Statement, a final and complete prospectus (the preliminary form of which shall be included in the Registration Statement) and shall have delivered to the Investor a true and complete copy thereof. Such prospectus shall be current and available for the resale by the Investor of all of the Securities covered thereby. The Current Report shall have been filed with the SEC, as required pursuant to Section 5(a). All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC at or during the 12-month period immediately preceding the Commencement Date pursuant to the reporting requirements of the Exchange Act shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act, including any applicable extension periods contemplated by the Exchange Act;

(m) No Event of Default (as defined below) has occurred, and no event which, after notice and/or lapse of time, would reasonably be expected to become an Event of Default has occurred;

(n) All federal, state and local governmental laws, rules and regulations applicable to the transactions contemplated by the Transaction Documents and necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been complied with, and all consents, authorizations and orders of, and all filings and registrations with, all federal, state and local courts or governmental agencies and all federal, state and local regulatory or self-regulatory agencies necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been obtained or made, including, without limitation, in each case those required under the Securities Act, the Exchange Act, applicable state securities or “Blue Sky” laws or applicable rules and regulations of the Principal Market, or otherwise required by the SEC, the Principal Market or any state securities regulators;

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(o) No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state or local court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents; and

(p) No action, suit or proceeding before any federal, state, local or foreign arbitrator or any court or governmental authority of competent jurisdiction shall have been commenced or threatened, and no inquiry or investigation by any federal, state, local or foreign governmental authority of competent jurisdiction shall have been commenced or threatened, against the Company, or any of the officers, directors or affiliates of the Company, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

9. INDEMNIFICATION.

In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its affiliates, stockholders, members, officers, directors, employees and direct or indirect investors and any of the foregoing Person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, other than, in the case of clause (c), with respect to Indemnified Liabilities which directly and primarily result from the fraud, gross negligence or willful misconduct of an Indemnitee. The indemnity in this Section 9 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Payment under this indemnification shall be made within thirty (30) days from the date Investor makes written request for it. A certificate containing reasonable detail as to the amount of such indemnification submitted to the Company by Investor shall be conclusive evidence, absent manifest error, of the amount due from the Company to Investor. If any action shall be brought against any Indemnitee in respect of which indemnity may be sought pursuant to this Agreement, such Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnitee. Any Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Indemnitee, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.

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10. EVENTS OF DEFAULT.

An “Event of Default” shall be deemed to have occurred at any time as any of the following events occurs:

(a) the effectiveness of a registration statement registering the resale of the Securities lapses for any reason (including, without limitation, the issuance of a stop order or similar order) or such registration statement (or the prospectus forming a part thereof) is unavailable to the Investor for resale of any or all of the Securities to be issued to the Investor under the Transaction Documents, and such lapse or unavailability continues for a period of ten (10) consecutive Business Days or for more than an aggregate of thirty (30) Business Days in any 365-day period, but excluding a lapse or unavailability where (i) the Company terminates a registration statement after the Investor has confirmed in writing that all of the Securities covered thereby have been resold or (ii) the Company supersedes one registration statement with another registration statement, including (without limitation) by terminating a prior registration statement when it is effectively replaced with a new registration statement covering Securities (provided in the case of this clause (ii) that all of the Securities covered by the superseded (or terminated) registration statement that have not theretofore been resold are included in the superseding (or new) registration statement);

(b) the suspension of the Common Stock from trading on the Principal Market for a period of one (1) Business Day, provided that the Company may not direct the Investor to purchase any shares of Common Stock during any such suspension;

(c) the delisting of the Common Stock from The Nasdaq Capital Market, provided, however, that the Common Stock is not immediately thereafter trading on the New York Stock Exchange, The Nasdaq Global Market, The Nasdaq Global Select Market, the NYSE American, the NYSE Arca, the OTC Bulletin Board or OTC Markets (or nationally recognized successor to any of the foregoing);

(d) the failure for any reason by the Transfer Agent to issue Purchase Shares to the Investor within two (2) Business Days after the date on which the Investor is entitled to receive such Purchase Shares under this Agreement;

(e) the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach would reasonably be expected to have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least five (5) Business Days;

(f) if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;

(g) if the Company, pursuant to or within the meaning of any Bankruptcy Law, (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors or is generally unable to pay its debts as the same become due;

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(h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company or for all or substantially all of its property, or (iii) orders the liquidation of the Company or any Subsidiary;

(i) if at any time the Company is not eligible to transfer its Common Stock electronically as DWAC Shares; or

(j) if at any time after the Commencement Date, the Exchange Cap is reached (to the extent such Exchange Cap is applicable pursuant to Section 2(f) hereof).

In addition to any other rights and remedies under applicable law and this Agreement, so long as an Event of Default has occurred and is continuing, or if any event which, after notice and/or lapse of time, would reasonably be expected to become an Event of Default, has occurred and is continuing, the Company shall not deliver to the Investor any Regular Purchase Notice, Accelerated Purchase Notice or Additional Accelerated Purchase Notice.

11. TERMINATION

This Agreement may be terminated only as follows:

(a) If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors (any of which would be an Event of Default as described in Sections 10(f), 10(g) and 10(h) hereof), this Agreement shall automatically terminate without any liability or payment to the Company (except as set forth below) without further action or notice by any Person.

(b) In the event that (i) the Company fails to file the Registration Statement with the SEC within the period specified in Section 5(a) hereof in accordance with the terms of the Registration Rights Agreement or (ii) the Commencement shall not have occurred on or before September 15, 2019, due to the failure to satisfy the conditions set forth in Sections 7(II) and 8(II) above with respect to the Commencement, then, in the case of clause (i) above, this Agreement may be terminated by the Investor at any time prior to the filing of the Registration Statement and, in the case of clause (ii) above, this Agreement may be terminated by either party at the close of business on September 15, 2019 or thereafter, in each case without liability of such party to the other party (except as set forth below); provided, however, that the right to terminate this Agreement under this Section 11(b) shall not be available to any party if such party is then in breach of any covenant or agreement contained in this Agreement or any representation or warranty of such party contained in this Agreement fails to be true and correct such that the conditions set forth in Section 7(II)(c) or Section 8(II)(e), as applicable, could not then be satisfied.

(c) At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a “Company Termination Notice”) to the Investor electing to terminate this Agreement without any liability whatsoever of any party to any other party under this Agreement (except as set forth below). The Company Termination Notice shall not be effective until one (1) Business Day after it has been received by the Investor.

(d) This Agreement shall automatically terminate on the date that the Company sells and the Investor purchases the full Available Amount as provided herein, without any action or notice on the part of any party and without any liability whatsoever of any party to any other party under this Agreement (except as set forth below).

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(e) If, for any reason or for no reason, the full Available Amount has not been purchased in accordance with Section 2 of this Agreement by the Maturity Date, this Agreement shall automatically terminate on the Maturity Date, without any action or notice on the part of any party and without any liability whatsoever of any party to any other party under this Agreement (except as set forth below).

Except as set forth in Sections 11(a) (in respect of an Event of Default under Sections 10(f), 10(g) and 10(h)), 11(d) and 11(e), any termination of this Agreement pursuant to this Section 11 shall be effected by written notice from the Company to the Investor, or the Investor to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties and covenants of the Company and the Investor contained in Sections 3, 4, 5, and 6 hereof, the indemnification provisions set forth in Section 9 hereof and the agreements and covenants set forth in Sections 10, 11 and 12 shall survive the execution and delivery of this Agreement and any termination of this Agreement. No termination of this Agreement shall (i) affect the Company’s or the Investor’s rights or obligations under (A) this Agreement with respect to the Initial Purchase or any pending Regular Purchases, Accelerated Purchases or Additional Accelerated Purchases and the Company and the Investor shall complete their respective obligations with respect to the Initial Purchase and any pending Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases under this Agreement and (B) the Registration Rights Agreement, which shall survive any such termination, or (ii) be deemed to release the Company or the Investor from any liability for intentional misrepresentation or willful breach of any of the Transaction Documents.

12. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement, the Registration Rights Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Illinois, County of Cook, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

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(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement. The Transaction Documents supersede all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the subject matter thereof, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. The Company acknowledges and agrees that is has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in the Transaction Documents.

(f) Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt when delivered personally; (ii) upon receipt when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

INmune Bio Inc.

1224 Prospect Street, Suite 150

La Jolla, CA 92037

Telephone: (858) 964-3720

E-mail: dmoss @inmunebio.com

Attention: David J. Moss, CFO

With a copy to (which shall not constitute notice or service of process):

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

Telephone: (212) 930-9700

Facsimile: (212) 930-9725

E-mail: mross@srf.law

Attention: Marc Ross, Esq.

If to the Investor:

Lincoln Park Capital Fund, LLC

440 North Wells, Suite 410

Chicago, IL 60654

Telephone: 312-822-9300

Facsimile: 312-822-9301

E-mail: jscheinfeld@lpcfunds.com/jcope@lpcfunds.com

Attention: Josh Scheinfeld/Jonathan Cope

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With a copy to (which shall not constitute notice or service of process):

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

666 Third Avenue

New York, NY 10017

Telephone: (212) 692-6267

Facsimile: (212) 983-3115

E-mail: ajmarsico@mintz.com

Attention: Anthony J. Marsico, Esq.

If to the Transfer Agent:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Telephone: (212) 828-8436

Facsimile: (646) 536-3179

Attention: Yoel Goldfeder

or at such other address and/or facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email account containing the time, date, and recipient facsimile number or email address, as applicable, or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, including by merger or consolidation. The Investor may not assign its rights or obligations under this Agreement.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, except as set forth in Section 9, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Publicity. The Company shall afford the Investor and its counsel with the opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, SEC filing or any other public disclosure by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, not less than 24 hours prior to the issuance, filing or public disclosure thereof. The Investor must be provided with a final version of any portion of such press release, SEC filing or other public disclosure at least 24 hours prior to any release, filing or use by the Company thereof. The Company agrees and acknowledges that its failure to fully comply with this provision constitutes a Material Adverse Effect.

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(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to consummate and make effective, as soon as reasonably possible, the Commencement, and to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) No Financial Advisor, Placement Agent, Broker or Finder. The Company represents and warrants to the Investor that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Investor represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out of pocket expenses) arising in connection with any such claim.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Remedies, Other Obligations, Breaches and Injunctive Relief. The Investor’s remedies provided in this Agreement, including, without limitation, the Investor’s remedies provided in Section 9, shall be cumulative and in addition to all other remedies available to the Investor under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Investor contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Investor’s right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(n) Enforcement Costs. If: (i) this Agreement is placed by the Investor in the hands of an attorney for enforcement or is enforced by the Investor through any legal proceeding; (ii) an attorney is retained to represent the Investor in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Investor in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to the Investor, as incurred by the Investor, all reasonable costs and expenses including reasonable attorneys’ fees incurred in connection therewith, in addition to all other amounts due hereunder.

(o) Amendment and Waiver; Failure or Indulgence Not Waiver. No provision of this Agreement may be amended or waived by the parties from and after the date that is one (1) Business Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, (i) no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto and (ii) no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

* * * * *

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IN WITNESS WHEREOF, the Investor and the Company have caused this Agreement to be duly executed as of the date first written above.

THE COMPANY:

INMUNE BIO INC.

By:	/s/ David J. Moss
Name: David J. Moss
Title: CFO

INVESTOR:

LINCOLN PARK CAPITAL FUND, LLC
BY:	LINCOLN PARK CAPITAL, LLC
BY:	ROCKLEDGE CAPITAL CORPORATION

By:	Josh Scheinfeld
Name: Josh Scheinfeld
Title: President

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EXHIBITS

Exhibit A	Form of Officer’s Certificate
Exhibit B	Form of Resolutions of Board of Directors of the Company
Exhibit C	Form of Secretary’s Certificate
Exhibit D	Form of Letter to Transfer Agent

EXHIBIT A

FORM OF OFFICER’S CERTIFICATE

This Officer’s Certificate (“Certificate”) is being delivered pursuant to [Section 8(I)(c)] [Section 8(II)(e)] of that certain Purchase Agreement dated as of May 15, 2019, (“Purchase Agreement”), by and between INMUNE BIO INC., a Nevada corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC (the “Investor”). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

The undersigned, ___________, ______________ of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, as follows:

1. I am the _____________ of the Company and make the statements contained in this Certificate;

2. The representations and warranties of the Company are true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 of the Purchase Agreement, in which case, such representations and warranties are true and correct without further qualification) as of the date when made and as of [the date hereof] [the Commencement Date] as though made at that time (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date);

3. The Company has performed, satisfied and complied in all material respects with covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the [the date hereof] [the Commencement Date].

4. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

IN WITNESS WHEREOF, I have hereunder signed my name on this ___ day of ___________.

Name:
Title:

The undersigned as Secretary of INMUNE BIO INC., a Nevada corporation, hereby certifies that ___________ is the duly elected, appointed, qualified and acting ________ of INMUNE BIO INC. and that the signature appearing above is his genuine signature.

Secretary

EXHIBIT B

FORM OF COMPANY RESOLUTIONS

FOR SIGNING PURCHASE AGREEMENT

UNANIMOUS WRITTEN CONSENT OF

INMUNE BIO INC.

The undersigned, constituting all of the members of the Board of Directors (the “Board”) of Inmune Bio Inc., a Nevada corporation (the “Corporation”), pursuant to Section [___] of the Nevada Revised Statutes and in accordance with the bylaws of the Company, hereby approve and adopt the following recitals and resolutions by written consent effective as of later date as all signatures are affixed to this written consent:

WHEREAS, there has been presented to the Board of Directors of the Corporation a draft of the Purchase Agreement (the “Purchase Agreement”), by and between the Corporation and Lincoln Park Capital Fund, LLC (“Lincoln Park”), providing for the purchase by Lincoln Park of up to Twenty Million Dollars ($20,000,000) of the Corporation’s common stock, $0.001 par value per share (the “Common Stock”); and

WHEREAS, after careful consideration of the Purchase Agreement, the documents incident thereto and other factors deemed relevant by the Board of Directors, the Board of Directors has determined that it is advisable and in the best interests of the Corporation to engage in the transactions contemplated by the Purchase Agreement, including, but not limited to, the issuance of 70,000 shares of Common Stock to Lincoln Park as a commitment fee (the “Commitment Shares”) and the sale of shares of Common Stock to Lincoln Park up to the available amount under the Purchase Agreement (the “Purchase Shares”).

Transaction Documents

NOW, THEREFORE, BE IT RESOLVED, that the transactions described in the Purchase Agreement are hereby approved, including the sale by the Corporation of up to $20,000,000 of shares of Common Stock pursuant to the terms thereof, and that [________] and [________] (the “Authorized Officers”) be, and each of them hereby is, authorized to execute and deliver the Purchase Agreement, and any other agreements or documents contemplated thereby including, without limitation, a registration rights agreement (the “Registration Rights Agreement”) providing for the registration of the shares of the Company’s Common Stock issuable in respect of the Purchase Agreement on behalf of the Corporation, with such amendments, changes, additions and deletions as the Authorized Officers may deem to be appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

FURTHER RESOLVED, that the terms and provisions of the Registration Rights Agreement by and among the Corporation and Lincoln Park (a copy of which has been circulated to the Board) are hereby approved and that the Authorized Officers be, and each of them hereby is, authorized to execute and deliver the Registration Rights Agreement (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officer may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

FURTHER RESOLVED, that the terms and provisions of the forms of Irrevocable Transfer Agent Instructions and Notice of Effectiveness of Registration Statement, copies of which have been circulated to the Board (collectively, the “Instructions”), are hereby approved and that the Authorized Officers be, and each of them hereby is, authorized to execute and deliver the Instructions on behalf of the Company in accordance with the Purchase Agreement, with such amendments, changes, additions and deletions as the Authorized Officers may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and

Issuance of Common Stock

FURTHER RESOLVED, that the Corporation is hereby authorized to issue to Lincoln Park Capital Fund, LLC, 70,000 shares of Common Stock as Commitment Shares and that upon issuance of the Commitment Shares pursuant to the Purchase Agreement the Commitment Shares shall be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

FURTHER RESOLVED, that the Corporation is hereby authorized to issue to Lincoln Park Capital Fund, LLC, 30,000 shares of Common Stock as Initial Purchase Shares and that upon issuance of the Initial Purchase Shares pursuant to the Purchase Agreement the Initial Purchase Shares shall be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

FURTHER RESOLVED, that the Corporation is hereby authorized to issue shares of Common Stock upon the purchase of Purchase Shares (including Initial Purchase Shares) up to the Available Amount under the Purchase Agreement in accordance with the terms of the Purchase Agreement and that, upon issuance of the Purchase Shares pursuant to the Purchase Agreement, the Purchase Shares will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

FURTHER RESOLVED, that the Corporation shall initially reserve 2,000,000 shares of Common Stock for issuance as Purchase Shares (other than Initial Purchase Shares) under the Purchase Agreement.

Filing of 8-K

RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed to prepare, verify, sign and file, or cause to be prepared, verified, signed and filed, in the name and on behalf of the Company, such current reports on Form 8-K and other filings under the Securities Exchange Act of 1934, as amended, as the Authorized Officer acting shall deem necessary or appropriate or as may be required by applicable law, and each such Authorized Officer or such other person as any such Authorized Officer shall designate in writing is authorized to execute and deliver, in the name and on behalf of the Corporation, any and all agreements, undertakings, instruments and other documents and to do any and all things which may be necessary or appropriate in connection therewith.

Registration Statement

RESOLVED, that the Authorized Officers be, and each of them acting alone hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to cause to be prepared, to execute and to cause to be filed with the Securities and Exchange Commission (the “Commission”), in accordance with the Securities Act and in conformity with the rules and regulations thereunder, one or more registration statements on Form S-1 (each, a “Registration Statement” and collectively, the “Registration Statements”) or any other form as may be necessary or appropriate to enable the resale of the Common Stock issued pursuant to the Offering in such form and containing such terms and provisions as may be approved by the Authorized Officers, with such changes therein, or additions, amendments or supplements thereto as such officer or officers executing the same shall approve, his, her or their execution thereof to be conclusive evidence of such approval.

RESOLVED FURTHER, that the Authorized Officers be, and each of them acting alone hereby is, authorized to prepare, execute and file with the Commission, on behalf of the Corporation, any amendments to any Registration Statement and/or any supplements to the prospectus relating to the shares of Common Stock in the Offering as they may in their discretion deem necessary or advisable.

RESOLVED FURTHER, that the execution of any such Registration Statement by the Authorized Officers, as required by the rules and regulations of the Commission, is hereby authorized and approved.

RESOLVED FURTHER, that the Authorized Officers be, and each of them acting alone hereby is, authorized from time to time to do, or cause to be done, all such other acts and things and to execute and deliver all such instruments and documents, as each such Authorized Officer shall deem necessary or appropriate to cause any Registration Statement to be filed with the Commission and declared effective consistent with the intent of the foregoing resolutions.

The NASDAQ Global Market

RESOLVED, that the Authorized Officers be, and each of them acting alone hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to cause any required notification and/or application to the NASDAQ to be made, and to take any and all action as may be necessary or appropriate to have the Shares of Common Stock listed on the NASDAQ.

Blue Sky

RESOLVED, that the Authorized Officers be, and each of them acting alone hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to take any and all actions which they deem necessary or advisable in order to effect the registration or qualification (or exemption therefrom) of shares of Common Stock in the Offering under the blue sky or securities laws of any of the states or jurisdictions of the United States and in connection therewith to execute, acknowledge, verify, deliver, file or cause to be filed any notices, filings, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, and to take any and all further action which they deem necessary or advisable in order to maintain any such registration or qualification for as long as they deem necessary or as required by law.

RESOLVED FURTHER, that each resolution required to be adopted in each such state in order to affect such registration or qualification or to obtain such an exemption therefrom is hereby adopted, and the Authorized Officers are, and each of them acting alone hereby is, directed to attach a copy of each resolution so adopted pursuant to this Unanimous Written Consent.

Approval of Actions

FURTHER RESOLVED, that, without limiting the foregoing, the Authorized Officers are, and each of them hereby is, authorized and directed to proceed on behalf of the Corporation and to take all such steps as deemed necessary or appropriate, with the advice and assistance of counsel, to cause the Corporation to consummate the agreements referred to herein and to perform its obligations under such agreements; and

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, documents, certificates, reports, schedules, applications, notices, letters and undertakings and to incur and pay all such fees and expenses as in their judgment shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the agreements described herein are hereby approved, ratified and confirmed in all respects.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Company, do hereby execute this Unanimous Written Consent on the date set forth below each such undersigned’s name. This Unanimous Written Consent may be executed in counterparts, with each an original and all of which together shall constitute one and the same instrument. A signature or signatures delivered by facsimile or other electronic transmission, or an electronic transmission indicating approval of this Unanimous Written Consent, shall be deemed to be an original signature or signatures or approval and shall be valid and binding to the same extent as if it was an original.

______________________

______________________

______________________

being all of the directors of INMUNE BIO INC.

EXHIBIT C

FORM OF SECRETARY’S CERTIFICATE

This Secretary’s Certificate (“Certificate”) is being delivered pursuant to Section 8(II)(k) of that certain Purchase Agreement dated as of May 15, 2019 (“Purchase Agreement”), by and between INMUNE BIO INC., a Nevada corporation (the “Company”) and LINCOLN PARK CAPITAL FUND, LLC (the “Investor”), pursuant to which the Company may sell to the Investor up to Twenty Million Dollars ($20,000,000) of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

The undersigned, ____________, Secretary of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, as follows:

1. I am the Secretary of the Company and make the statements contained in this Secretary’s Certificate.

2. Attached hereto as Exhibit A and Exhibit B are true, correct and complete copies of the Company’s bylaws (“Bylaws”) and Articles of Incorporation (“Charter”), in each case, as amended through the date hereof, and no action has been taken by the Company, its directors, officers or stockholders, in contemplation of the filing of any further amendment relating to or affecting the Bylaws or Charter.

3. Attached hereto as Exhibit C are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company on _____________, at which a quorum was present and acting throughout. Such resolutions have not been amended, modified or rescinded and remain in full force and effect and such resolutions are the only resolutions adopted by the Company’s Board of Directors, or any committee thereof, or the stockholders of the Company relating to or affecting (i) the entering into and performance of the Purchase Agreement, or the issuance, offering and sale of the Purchase Shares and the Commitment Shares and (ii) and the performance of the Company of its obligation under the Transaction Documents as contemplated therein.

4. As of the date hereof, the authorized, issued and reserved capital stock of the Company is as set forth on Exhibit D hereto.

IN WITNESS WHEREOF, I have hereunder signed my name on this ___ day of ____________, 201__.

_________________________

[NAME]

Secretary

The undersigned as ______________ of INMUNE BIO INC., a Nevada corporation, hereby certifies that __________________ is the duly elected, appointed, qualified and acting Secretary of INMUNE BIO INC., and that the signature appearing above is his genuine signature.

___________________________________

[NAME]

[TITLE]

EXHIBIT D

FORM OF LETTER TO THE TRANSFER AGENT FOR THE ISSUANCE OF THE INITIAL

PURCHASE SHARES AND THE COMMITMENT SHARES AT SIGNING OF THE PURCHASE AGREEMENT

[COMPANY LETTERHEAD]

[__________], 2019

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Attention: [___________]

Re: Issuance of Common Stock to Lincoln Park Capital Fund, LLC

Dear [____________]:

On behalf of INMUNE BIO INC. (the “Company”), you are hereby instructed to issue as soon as possible a book-entry statement representing an aggregate of 100,000 shares of our common stock in the name of Lincoln Park Capital Fund, LLC. The book-entry statement should be dated May 15, 2019. I have included a true and correct copy of resolutions duly adopted by the Company’s Board of Directors approving the issuance of these shares. The book-entry statement should bear the following restrictive legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The book-entry statement should be sent as soon as possible via overnight mail to the following address:

Lincoln Park Capital Fund, LLC

440 North Wells, Suite 410

Chicago, IL 60654

Attention: Josh Scheinfeld/Jonathan Cope

Thank you very much for your help. Please call me at [__________] if you have any questions or need anything further.

INMUNE BIO INC.

By:
Name:
Title: